As filed with the Securities and Exchange Commission on November 30, 1999

                                               Securities Act File No. 33-39555
                                       Investment Company Act File No. 811-4375

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                               ----------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                          Pre-Effective Amendment No.

                     Post-Effective Amendment No. 10
                                    and/or
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                            Amendment No. 204
                       (Check appropriate box or boxes)

                               ----------------

                   Merrill Lynch Florida Municipal Bond Fund
              of Merrill Lynch Multi-State Municipal Series Trust
              (Exact Name of Registrant as Specified in Charter)

                            800 Scudders Mill Road
                         Plainsboro, New Jersey 08536
                   (Address of Principal Executive Offices)
                                (609) 282-2800
             (Registrant's Telephone Number, including Area Code)

                               ----------------

                                Terry K. Glenn
               Merrill Lynch Multi-State Municipal Series Trust
             800 Scudders Mill Road, Plainsboro, New Jersey 08536
                               Mailing Address:
                P.O. Box 9011, Princeton, New Jersey 08543-9011
                    (Name and Address of Agent for Service)

                               ----------------

                                  Copies to:
         Counsel for the Trust              Michael J. Hennewinkel, Esq.
                                                    MERRILL LYNCH
         BROWN & WOOD LLP
        One World Trade Center                    ASSET MANAGEMENT
     New York, New York 10048-0557                  P.O. Box 9011
 Attention: Thomas R. Smith, Jr., Esq.    Princeton, New Jersey 08543-9011
         Brian M. Kaplowitz, Esq.

                               ----------------

           It is proposed that this filing will become effective (check appropriate box):

                    [X] immediately upon filing pursuant to paragraph (b)
                    [_] on (date) pursuant to paragraph (b)

                    [_] 60 days after filing pursuant to paragraph (a)(1)
                    [_] on (date) pursuant to paragraph (a)(1)
                    [_] 75 days after filing pursuant to paragraph (a)(2)
                    [_] on (date) pursuant to paragraph (a)(2) of Rule 485.

           If appropriate, check the following box:
                    [_]this post-effective amendment designates a new
                       effective date for a previously filed post-effective amendment.

                               ----------------

Title of Securities Being Registered: Shares of Beneficial Interest, par value
                                $.10 per share.


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


Prospectus
                                                            [LOGO] Merrill Lynch

                Merrill Lynch Florida Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust




                                                     [GRAPHIC] November 30, 1999

                This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

                The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

                                                                           PAGE

KEY FACTS
-------------------------------------------------------------------------------
Merrill Lynch Florida Municipal Bond Fund at a Glance........................ 3
Risk/Return Bar Chart........................................................ 5
Fees and Expenses............................................................ 6
[LOGO]

[LOGO]
DETAILS ABOUT THE FUND
-------------------------------------------------------------------------------
How the Fund Invests......................................................... 8
Investment Risks............................................................. 9

[LOGO]
YOUR ACCOUNT
-------------------------------------------------------------------------------
Merrill Lynch Select PricingSM System....................................... 15
How to Buy, Sell, Transfer and Exchange Shares.............................. 20
Participation in Merrill Lynch Fee-Based Programs........................... 24

[LOGO]
MANAGEMENT OF THE FUND
-------------------------------------------------------------------------------
Fund Asset Management....................................................... 27
Financial Highlights........................................................ 28

[LOGO]
FOR MORE INFORMATION
-------------------------------------------------------------------------------
Shareholder Reports................................................. Back Cover
Statement of Additional Information................................. Back Cover







                   MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND

[LOGO] Key Facts


In an effort to help you better understand the many concepts involved in making an investment decision, we have defined highlighted terms in this prospectus in the sidebar.

Investment Grade -- any of the four highest debt obligation ratings by recognized rating agencies, including Moody's Investors Service, Inc., Standard & Poor's or Fitch IBCA, Inc.

Florida Municipal Bond -- a debt obligation issued by or on behalf of a governmental entity in Florida or other qualifying issuer that pays interest exempt from Federal income tax and permits shares of the Fund to be exempt from Florida intangible personal property tax.

MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND AT A GLANCE
--------------------------------------------------------------------------------

What is the Fund's investment objective?
The investment objective of the Fund is to provide shareholders with income exempt from Federal income tax and the opportunity to own shares exempt from Florida intangible personal property tax.

What are the Fund's main investment strategies?
The Fund invests primarily in a portfolio of long term investment grade Florida municipal bonds. These may be obligations of a variety of issuers including governmental entities in Florida and issuers located in Puerto Rico, the U.S. Virgin Islands and Guam. The Fund will invest at least 65% of its assets in Florida municipal bonds and at least 80% of its total assets in Florida municipal bonds and other bonds that pay interest exempt from Federal income tax but may not permit Fund shares to be exempt from Florida intangible personal property tax.

In general, if at least 90% of the Florida Fund's net assets are invested in assets that are exempt from Florida intangible personal property tax in the last business day of any calendar year ("90% threshold"), shares of the Florida Fund owned by Florida residents will be exempt from Florida intangible personal property tax in the following year. If the Florida Fund does not meet the 90% threshold, only that portion of the value of the Florida Fund's shares equal to the portion of the Fund's net assets invested in obligations of the U.S. Government will be exempt from Florida intangible personal property tax. While the Florida Fund will try to meet the 90% threshold, it may not always be possible to do so.

The Fund may invest up to 20% of its assets in high yield bonds (also known as "junk" bonds, however the Fund will not invest in bonds that are in default or that Fund management believes will be in default). The Fund also may invest in certain types of derivative securities. When choosing investments, Fund management considers various factors, including the credit quality of issuers, yield analysis, maturity analysis and the call features of the obligations. Under normal conditions, the Fund's weighted average maturity will be more than ten years. The Fund cannot guarantee that it will achieve its objective.

What are the main risks of investing in the Fund?
As with any fund, the value of the Fund's investments -- and therefore the value of Fund shares -- may go up or down. These changes may occur in

                   MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND

[LOGO] Key Facts


response to interest rate changes or other factors that may affect a particular issuer or obligation. Generally, when interest rates go up, the value of debt instruments like municipal bonds goes down. If the value of the Fund's investments goes down, you may lose money. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities.

The Fund is a non-diversified fund, which means that it may invest more of its assets in obligations of a single issuer than if it were a diversified fund.
By concentrating in a smaller number of issuers, the Fund's risk is increased because developments affecting an individual issuer may have a greater impact on the Fund's performance. In addition, since the Fund invests at least 65% of its assets in Florida municipal bonds, it is more exposed to negative political or economic factors in Florida than a fund that invests more widely. Derivatives and high yield bonds may be volatile and subject to liquidity, leverage and credit risks.

Who should invest?
The Fund may be an appropriate investment for you if you:

    . Are looking for income that is
      exempt from Federal income tax
      and shares whose value is exempt
      from Florida intangible personal
      property tax
    . Want a professionally managed
      portfolio without the
      administrative burdens of direct
      investments in municipal bonds
    . Are looking for liquidity
    . Can tolerate the risk of loss
      caused by negative political or
      economic developments in Florida,
      changes in interest rates or
      adverse changes in the price of
      bonds in general

                   MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND

RISK/RETURN BAR CHART
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance for Class B shares for each complete calendar year since the Fund's inception. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the Fund's shares for the periods shown with those of the Lehman Brothers Municipal Bond Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

                                  [BAR GRAPH]

        1992      1993      1994      1995      1996     1997     1998
        -----    ------    ------    ------     -----    -----    -----
        7.66%    12.12%    -8.27%    15.92%     3.17%    8.15%    5.34%



During the period shown in the bar chart, the highest return for a quarter was 6.81% (quarter ended March 31, 1995) and the lowest return for a quarter was - 7.90% (quarter ended March 31, 1994). The Fund's year-to-date return as of September 30, 1999 was -4.29%.

 Average Annual Total Returns
 (as of the calendar year ended December 31,     Past      Past      Since
 1998)                                         One Year Five Years Inception
----------------------------------------------------------------------------
 Merrill Lynch Florida Municipal Bond Fund*A    1.64%     4.23%     6.46%+
 Lehman Brothers Municipal Bond Index**         6.48%     6.22%     7.83%++
----------------------------------------------------------------------------
 Merrill Lynch Florida Municipal Bond Fund*B    1.34%     4.56%     6.49%+
 Lehman Brothers Municipal Bond Index**         6.48%     6.22%     7.83%++
----------------------------------------------------------------------------
 Merrill Lynch Florida Municipal Bond Fund*C    4.24%      N/A      7.29%#
 Lehman Brothers Municipal Bond Index**         6.48%      N/A      8.98%##
----------------------------------------------------------------------------
 Merrill Lynch Florida Municipal Bond Fund*D    1.54%      N/A      6.79%#
 Lehman Brothers Municipal Bond Index**         6.48%      N/A      8.98%##
----------------------------------------------------------------------------

  * Includes sales charge.
 ** This unmanaged Index consists of long term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. Past performance is not predictive of future performance.
  + Inception date is May 31, 1991.

 ++ Since May 31, 1991.

  # Inception date is October 21, 1994.

 ## Since October 31, 1994.

                   MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND

[LOGO] Key Facts

FEES AND EXPENSES
--------------------------------------------------------------------------------

The Fund offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your Merrill Lynch Financial Consultant can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of the Fund. Future expenses may be greater or less than those indicated below.

 Shareholder Fees (fees
 paid directly from your
 investment)(a):             Class A  Class B(b) Class C Class D
-----------------------------------------------------------------
  Maximum Sales Charge
  (Load) imposed on
  purchases (as a
  percentage of offering
  price)                     4.00%(c)  None      None    4.00%(c)
-----------------------------------------------------------------
  Maximum Deferred Sales
  Charge (Load) (as a
  percentage of original
  purchase price or
  redemption proceeds,
  whichever is lower)        None(d)   4.0%(c)   1.0%(c) None(d)
-----------------------------------------------------------------
  Maximum Sales Charge
  (Load) imposed on
  Dividend Reinvestments     None      None      None    None
-----------------------------------------------------------------
  Redemption Fee             None      None      None    None
-----------------------------------------------------------------
  Exchange Fee               None      None      None    None
-----------------------------------------------------------------
 Annual Fund Operating
 Expenses (expenses that
 are deducted from Fund
 assets):
-----------------------------------------------------------------
  Management Fee(e)          0.55%     0.55%     0.55%   0.55%
-----------------------------------------------------------------
  Distribution and/or
  Service (12b-1) Fees(f)    None      0.50%     0.60%   0.10%
-----------------------------------------------------------------
  Other Expenses (including
  transfer agency fees)(g)   0.17%     0.18%     0.18%   0.17%
-----------------------------------------------------------------
 Total Annual Fund
 Operating Expenses          0.72%     1.23%     1.33%   0.82%
-----------------------------------------------------------------

(a) In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or redeems shares.
(b) Class B shares automatically convert to Class D shares about ten years after you buy them. Then they will no longer be subject to distribution fees and will pay lower account maintenance fees.
(c) Some investors may qualify for reductions in the sales charge (load).
(d) You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.
(e) The Fund pays the Manager a fee at the annual rate of 0.55% of the average daily net assets of the Fund for the first $500 million; 0.525% of the average daily net assets from $500 million to $1 billion; and 0.50% of the average daily net assets above $1 billion. For the fiscal year ended July 31, 1999, the Manager received a fee equal to 0.55% of the Fund's average daily net assets.
(f) The Fund calls the "Service Fee" an "Account Maintenance Fee." Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Fund materials. If you hold Class B or Class C shares for a long time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.
UNDERSTANDING EXPENSES
Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses, which all mutual funds may charge:

Expenses paid directly by the shareholder:

Shareholder Fees -- these include sales charges which you may pay when you buy or sell shares of the Fund.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses -- expenses that cover the costs of operating the Fund.

Management Fee -- a fee paid to the Manager for managing the Fund.

Distribution Fees -- fees used to support the Fund's marketing and distribution efforts, such as compensating Financial Consultants, advertising and promotion.

Service (Account Maintenance) Fees -- fees used to compensate securities dealers for account maintenance activities.


                   MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND

(footnotes continued from previous page)
(g) The Fund pays the Transfer Agent $11.00 for each Class A and Class D shareholder account and $14.00 for each Class B and Class C shareholder account and reimburses the Transfer Agent's out-of-pocket expenses. The Fund pays a 0.10% fee for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor program. The Fund also pays a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the year. This fee begins the month following the month the account is closed and ends at the end of the calendar year. For the fiscal year ended July 31, 1999, the Fund paid the Transfer Agent fees totaling $79,306. The Manager provides accounting services to the Fund at its cost. For the fiscal year ended July 31, 1999, the Fund reimbursed the Manager $93,289 for these services.

Examples:
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund's operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

           1 Year 3 Years 5 Years 10 Years
-------------------------------------------
  Class A   $471   $621    $785    $1,259
-------------------------------------------
  Class B   $525   $590    $676    $1,489
-------------------------------------------
  Class C   $235   $421    $729    $1,601
-------------------------------------------
  Class D   $480   $651    $837    $1,373
-------------------------------------------

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

           1 Year 3 Years 5 Years 10 Years
-------------------------------------------
  Class A   $471   $621    $785    $1,259
-------------------------------------------
  Class B   $125   $390    $676    $1,489
-------------------------------------------
  Class C   $135   $421    $729    $1,601
-------------------------------------------
  Class D   $480   $651    $837    $1,373
-------------------------------------------

                   MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND

[LOGO] Details About the Fund










ABOUT THE
PORTFOLIO MANAGERS

Robert A. DiMella and Robert D. Sneeden are the portfolio managers of the Fund and are Vice Presidents of the Fund. Mr. DiMella has been a Vice President of Merrill Lynch Asset Management since 1997 and was an Assistant Vice President from 1995 to 1997 and was an Assistant Portfolio Manager thereof from 1993 to 1995. Mr. Sneeden has been an Assistant Vice President and Portfolio Manager of Merrill Lynch Asset Management since 1994.

HOW THE FUND INVESTS
--------------------------------------------------------------------------------

The Fund's main objective is to seek income that is exempt from Federal income tax and to provide shareholders with the opportunity to own shares exempt from Florida intangible personal property tax. The Fund invests primarily in long term, investment grade Florida municipal bonds. These may be obligations of a variety of issuers including governmental entities or other qualifying issuers. Issuers may be located in Florida or in other qualifying jurisdictions such as Puerto Rico, the U.S. Virgin Islands and Guam.

The Fund may invest in either fixed rate or variable rate obligations. At least 80% of the Fund's total assets will be invested in investment grade securities. The Fund may invest up to 20% of its total assets in high yield ("junk") bonds. These bonds are generally more speculative and involve greater price fluctuations than investment grade securities.

The Fund will invest at least 80% of its total assets in obligations that pay interest exempt from Federal income tax and at least 65% of its total assets in Florida municipal bonds. Under normal conditions, the Fund's weighted average maturity will be more than ten years. For temporary periods, however, the Fund may invest up to 35% of its total assets in short term tax exempt or taxable money market obligations, although the Fund will not generally invest more than 20% of its net assets in taxable money market obligations. As a temporary measure for defensive purposes, the Fund may invest without limitation in short term tax-exempt or taxable money market obligations. These short term investments may limit the potential for the Fund to achieve its objective.

In general, if at least 90% of the Florida Fund's net assets are invested in assets that are exempt from Florida intangible personal property tax on the last business day of any calendar year ("90% threshold"), shares of the Florida Fund owned by Florida residents will be exempt from Florida intangible personal property tax in the following year. If the Florida Fund does not meet the 90% threshold, only that portion of the Florida Fund's net assets that are invested in obligations of the U.S. Government will be exempt from Florida intangible personal property tax. While the Florida Fund will try to meet the 90% threshold, it may not always be possible to do so.


The Fund may use derivatives including futures, options, indexed securities and inverse securities. Derivatives are financial instruments whose value is derived from another security or an index such as the Lehman Brothers Municipal Bond Index.

                   MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND

The Fund's investments may include private activity bonds that may subject certain shareholders to a Federal alternative minimum tax.

Florida's economy is influenced by numerous factors, including transfer payments from the Federal government (social security benefits, pension benefits, etc.), population growth, tourism, interest rates and hurricane activity. The Manager believes that current economic conditions in Florida will enable the Fund to continue to invest in high quality Florida municipal bonds.

Fund management considers a variety of factors when choosing investments, such as:
    . Credit Quality Of Issuers --
       based on bond ratings and other
      factors including economic and
      financial conditions.
    . Yield Analysis -- takes into
      account factors such as the
      different yields available on
      different types of obligations
      and the shape of the yield curve
      (longer term obligations
      typically have higher yields).

    . Maturity Analysis -- the weighted
      average maturity of the portfolio
      will be maintained within a
      desirable range as determined
      from time to time. Factors
      considered include portfolio
      activity, maturity of the supply
      of available bonds and the shape
      of the yield curve.

In addition, Fund management considers the availability of features that protect against an early call of a bond by the issuer.

INVESTMENT RISKS
--------------------------------------------------------------------------------

This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive for any period of time.

Bond Market And Selection Risk -- Bond market risk is the risk that the bond market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the

ABOUT THE MANAGER

The Fund is managed by Fund Asset Management.


                   MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND

[LOGO] Details About the Fund


investments that Fund management selects will underperform the market or other funds with similar investment objectives and investment strategies.

Credit Risk -- Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Interest Rate Risk -- Interest rate risk is the risk that prices of municipal bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities.

State Specific Risk -- The Fund will invest primarily in Florida municipal bonds. As a result, the Fund is more exposed to risks affecting issuers of Florida municipal bonds than is a municipal bond fund that invests more widely.

Many different social, environmental and economic factors may affect the financial condition of Florida and its political subdivisions. From time to time Florida and its political subdivisions have encountered financial difficulties. Florida is highly dependent upon sales and use taxes, which account for the majority of its General Fund revenues. The Florida Constitution does not permit a state or local personal income tax. The Florida Constitution may limit the State's ability to raise revenues and may have an adverse effect on the State's finances and political subdivisions. As of August 20, 1999, Florida's general obligation bonds were rated Aa2 by Moody's, AA+ by Standard & Poor's and AA by Fitch.

Call And Redemption Risk -- A bond's issuer may call a bond for redemption before it matures. If this happens to a bond the Fund holds, the Fund may lose income and may have to invest the proceeds in bonds with lower yields.

Borrowing And Leverage -- The Fund may borrow for temporary emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund's return. Certain securities that the Fund buys may create leverage including, for example, when issued securities, forward commitments and options.

Risks associated with certain types of obligations in which the Fund may invest include:

                   MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND

General Obligation Bonds -- The faith, credit and taxing power of the issuer of a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds -- Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities. Industrial development bonds are one type of revenue bond.

Industrial Development Bonds -- Municipalities and other public authorities issue industrial development bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment.

Moral Obligation Bonds -- Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes -- Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

Municipal Lease Obligations -- In a municipal lease obligation, the issuer agrees to budget for and appropriate municipal funds to make payments due on the lease obligation. However, this does not ensure that funds will actually be appropriated in future years. The issuer does not pledge its unlimited taxing power for payment of the lease obligation, but the leased property secures the obligation. In addition, the proceeds of a sale may not cover the Fund's loss.

Insured Municipal Bonds -- Bonds purchased by the Fund may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond's insurer fails to fulfill its obligations or loses

                   MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND

[LOGO] Details About the Fund


its credit rating, the value of the bond could drop. Insured bonds are subject to market risk.

Junk Bonds -- Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. The Fund does not intend to purchase debt securities that are in default or which Fund management believes will be in default. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. Junk bonds generally are less liquid and experience more price volatility than higher rated debt securities. The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities.

When Issued Securities, Delayed Delivery Securities And Forward Commitments --
 When issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund. There also is the risk that the security will not be issued or that the other party will not meet its obligation, in which case the Fund loses the investment opportunity of the assets it has set aside to pay for the security and any gain in the security's price.

Variable Rate Demand Obligations -- Variable rate demand obligations (VRDOs) are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

Illiquid Investments -- The Fund may invest up to 15% of its assets in illiquid securities that it cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale. If the Fund buys illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value.

Derivatives -- The Fund may use derivative instruments including indexed and inverse securities, options on portfolio positions, options on securities or other financial indices, financial futures and options on such futures.

                   MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND

Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, including:

     Credit Risk -- the risk that the
     counterparty (the party on the
     other side of the transaction) on
     a derivative transaction will be
     unable to honor its financial
     obligation to the Fund.

     Leverage Risk -- the risk
     associated with certain types of
     investments or trading strategies
     that relatively small market
     movements may result in large
     changes in the value of an
     investment. Certain investments or
     trading strategies that involve
     leverage can result in losses that
     greatly exceed the amount
     originally invested.

     Liquidity Risk -- the risk that
     certain securities may be
     difficult or impossible to sell at
     the time that the seller would
     like or at the price that the
     seller believes the security is
     currently worth.

The Fund may use derivatives for hedging purposes including anticipatory hedges. Hedging is a strategy in which the Fund uses a derivative to offset the risk that other Fund holdings may decrease in value. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced. There can be no assurance that the Fund's hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Indexed And Inverse Floating Rate Securities -- The Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Fund may also invest in securities whose return is inversely related to changes in an interest rate (inverse floaters). In general, income on inverse floaters will decrease when short term interest rates increase and increase when short term interest rates

                   MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND

[LOGO] Details About the Fund


decrease. Investments in inverse floaters may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund's investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate, tax exempt securities. Both indexed securities and inverse floaters are derivative securities and can be considered speculative.

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

                   MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND

[LOGO] Your Account

MERRILL LYNCH SELECT PRICING SM SYSTEM
--------------------------------------------------------------------------------

The Fund offers four share classes, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares you should consider the size of your investment and how long you plan to hold your shares. Your Merrill Lynch Financial Consultant can help you determine which share class is best suited to your personal financial goals.

For example, if you select Class A or D shares, you generally pay a sales charge at the time of purchase. If you buy Class D shares, you also pay an ongoing account maintenance fee of 0.10%. You may be eligible for a sales charge reduction or waiver.

If you select Class B or C shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.25% on Class B shares or 0.35% on Class C shares and an account maintenance fee of 0.25% on both classes. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. In addition, you may be subject to a deferred sales charge when you sell Class B or C shares.

The Fund's shares are distributed by Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc., an affiliate of Merrill Lynch. The Fund is a series of the Merrill Lynch Multi-State Municipal Series Trust.

                   MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND

[LOGO] Your Account

The table below summarizes key features of the Merrill Lynch Select Pricing SM System.

                    Class A                       Class B                     Class C                      Class D
-----------------------------------------------------------------------------------------------------------------------------------
Availability        Limited to certain            Generally available         Generally available          Generally available
                    investors including:          through Merrill             through Merrill              through Merrill
                    . Current Class A             Lynch. Limited              Lynch. Limited               Lynch. Limited
                      shareholders                availability                availability                 availability
                    . Participants in             through other               through other                through other
                      certain Merrill Lynch-      securities dealers.         securities dealers.          securities dealers.
                      sponsored programs
                    . Certain affiliates of
                      Merrill Lynch.
-----------------------------------------------------------------------------------------------------------------------------------
Initial Sales       Yes. Payable at time of       No. Entire purchase         No. Entire purchase          Yes. Payable at time
Charge?             of purchase. Lower            price is invested in        price is invested in         of purchase. Lower
                    sales charges available       shares of the Fund.         shares of the Fund.          sales charges available
                    for larger                                                                             for larger
                    investments.                                                                           investments.

-----------------------------------------------------------------------------------------------------------------------------------
Deferred Sales      No. (May be charged for       Yes. Payable if you         Yes. Payable if you          No. (May be charged
Charge?             purchases over                redeem within four          redeem within one            for purchases over
                    $1 million that are           years of purchase.          year  of purchase.           $1 million that are
                    redeemed within                                                                        redeemed within one
                    one year.)                                                                             year.)
-----------------------------------------------------------------------------------------------------------------------------------
Account             No.                           0.25% Account               0.25% Account                0.10% Account
Maintenance and                                   Maintenance Fee             Maintenance Fee              Maintenance Fee
Distribution Fees?                                0.25% Distribution          0.35% Distribution           No Distribution
                                                  Fee.                        Fee.                         Fee.

-----------------------------------------------------------------------------------------------------------------------------------
Conversion to       No.                           Yes, automatically            No.                        No.
Class D shares?                                   after approximately
                                                  ten years.
-----------------------------------------------------------------------------------------------------------------------------------

                   MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND

Right of Accumulation -- permits you to pay the sales charge that would apply to the cost or value (whichever is higher) of all shares you own in the Merrill Lynch mutual funds that offer Select Pricing options.

Letter of Intent -- permits you to pay the sales charge that would be applicable if you add up all shares of Merrill Lynch Select Pricing SM System funds that you agree to buy within a 13 month period. Certain restrictions apply.


Class A and Class D Shares -- Initial Sales Charge Options
If you select Class A or Class D shares, you will pay a sales charge at the time of purchase.

                                                        Dealer
                                                     Compensation
                      As a % of       As a % of       as a % of
 Your Investment    Offering Price Your Investment* Offering Price
------------------------------------------------------------------
 Less than
  $25,000               4.00%           4.17%           3.75%
------------------------------------------------------------------
 $25,000 but less
 than $50,000           3.75%           3.90%           3.50%
------------------------------------------------------------------
 $50,000 but less
 than $100,000          3.25%           3.36%           3.00%
------------------------------------------------------------------
 $100,000 but
 less than
 $250,000               2.50%           2.56%           2.25%
------------------------------------------------------------------
 $250,000 but
 less than
 $1,000,000             1.50%           1.52%           1.25%
------------------------------------------------------------------
 $1,000,000 and
 over**                 0.00%           0.00%           0.00%
------------------------------------------------------------------

 * Rounded to the nearest one-hundredth percent.
** If you invest $1,000,000 or more in Class A or Class D shares, you may not pay an initial sales charge. However, if you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1% of the lesser of the original cost of the shares being redeemed or your redemption proceeds.

No initial sales charge applies to Class A or Class D shares that you buy through reinvestment of dividends.

A reduced or waived sales charge on a purchase of Class A or Class D shares may apply for:
    . Purchases under a Right of
      Accumulation or Letter of Intent
    . TMA SM Managed Trusts
    . Certain Merrill Lynch investment
      or central asset accounts
    . Purchases using proceeds from the
      sale of certain Merrill Lynch
      closed-end funds under certain
      circumstances
    . Certain investors, including
      directors or trustees of Merrill
      Lynch mutual funds and Merrill
      Lynch employees
    . Certain Merrill Lynch fee-based
      programs

                   MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND

[LOGO] Your Account



Only certain investors are eligible to buy Class A shares. Your Merrill Lynch Financial Consultant can help you determine whether you are eligible to buy Class A shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class A and Class D shares, you should buy Class A since Class D shares are subject to a 0.10% account maintenance fee, while Class A shares are not.

If you redeem Class A or Class D shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this "Reinstatement Privilege" may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your Merrill Lynch Financial Consultant or the Fund's Transfer Agent at 1-800-MER-FUND.

Class B and Class C Shares -- Deferred Sales Charge Options
If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within four years after purchase, or your Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.25% for Class B shares and 0.35% for Class C shares and account maintenance fees of 0.25% for Class B and Class C shares each year under distribution plans that the Fund has adopted under Rule 12b-1. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the Merrill Lynch Financial Consultant or other securities dealer who assists you in purchasing Fund shares.

                   MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND

Class B Shares
If you redeem Class B shares within four years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

      Years Since
      Purchase           Sales Charge*
     ---------------------------------
      0 - 1                  4.00%
     ---------------------------------
      1 - 2                  3.00%
     ---------------------------------
      2 - 3                  2.00%
     ---------------------------------
      3 - 4                  1.00%
     ---------------------------------
      4 and thereafter       0.00%
     ---------------------------------

 * The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends are not subject to a deferred sales charge. Not all Merrill Lynch funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the higher charge will apply.

The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:
    . Redemption in connection with
      participation in certain Merrill
      Lynch fee-based programs
    . Withdrawals resulting from
      shareholder death or disability
      as long as the waiver request is
      made within one year of death or
      disability or, if later,
      reasonably promptly following
      completion of probate, or in
      connection with involuntary
      termination of an account in
      which Fund shares are held
    . Withdrawal through the Merrill
      Lynch Systematic Withdrawal Plan
      of up to 10% per year of your
      Class B account value at the time
      the plan is established

Your Class B shares convert automatically into Class D shares approximately ten years after purchase. Any Class B shares received through reinvestment of dividends paid on converting shares will also convert at that time. Class D shares are subject to lower annual expenses than Class B shares. The conversion of Class B to Class D shares is not a taxable event for Federal income tax purposes.

                   MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND

[LOGO] Your Account



Different conversion schedules apply to Class B shares of different Merrill Lynch mutual funds. For example, Class B shares of a fixed-income fund typically convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Class B shares in an exchange from another fund with a shorter conversion schedule, the Fund's ten year conversion schedule will apply. If you exchange your Class B shares in the Fund for Class B shares of a fund with a shorter conversion schedule, the other fund's conversion schedule will apply. The length of time that you hold both the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Class C Shares
If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends. The deferred sales charge relating to Class C shares may be reduced or waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan.

Class C shares do not offer a conversion privilege.

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES
--------------------------------------------------------------------------------

The chart on the following page summarizes how to buy, sell, transfer and exchange shares through Merrill Lynch or other securities dealers. You may also buy shares through the Transfer Agent. To learn more about buying, selling, transferring or exchanging shares through the Transfer Agent, call 1-800-MER-FUND. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Consultant may help you with this decision.

                   MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND

                                           Information Important for You to
 If You Want To   Your Choices             Know
-------------------------------------------------------------------------------
 Buy Shares       First, select the share  Refer to the Merrill Lynch Select
                  class appropriate for    Pricing table on page 16. Be sure to
                  you                      read this prospectus carefully.
           --------------------------------------------------------------------
                  Next, determine the      The minimum initial investment for
                  amount of your           the Fund is $1,000 for all accounts
                  investment               except that certain Merrill Lynch
                                           fee-based programs have a $250
                                           initial minimum investment.
                                           (The minimums for initial
                                           investments may be waived under
                                           certain circumstances.)
           --------------------------------------------------------------------
                  Have your Merrill Lynch  The price of your shares is based on
                  Financial Consultant or  the next calculation of net asset securities dealer submit value after your order is placed.
                  your purchase order      Any purchase orders placed prior to
                                           the close of business on the New
                                           York Stock Exchange (generally 4:00
                                           p.m. Eastern time) will be priced at
                                           the net asset value determined that
                                           day.
                                           Purchase orders placed after that
                                           time will be priced at the net asset
                                           value determined on the next
                                           business day. The Fund may reject
                                           any order to buy shares and may
                                           suspend the sale of shares at any
                                           time. Merrill Lynch may charge a
                                           processing fee to confirm a
                                           purchase. This fee is currently
                                           $5.35.
           --------------------------------------------------------------------
                  Or contact the Transfer  To purchase shares directly, call
                  Agent                    the Transfer Agent at 1-800-MER-FUND
                                           and request a purchase application.
                                           Mail the completed purchase
                                           application to the Transfer Agent at
                                           the address on the inside back cover
                                           of this Prospectus.
-------------------------------------------------------------------------------
 Add to Your      Purchase additional      The minimum investment for
 Investment       shares                   additional purchases is generally
                                           $50 except that certain programs,
                                           such as automatic investment plans,
                                           may have higher minimums.
                                           (The minimum for additional
                                           purchases may be waived under
                                           certain circumstances.)
           --------------------------------------------------------------------
                  Acquire additional       All dividends are automatically
                  shares through the       reinvested without a sales charge.
                  automatic dividend
                  reinvestment plan
           --------------------------------------------------------------------
                  Participate in the       You may invest a specific amount on
                  automatic investment     a periodic basis through certain
                  plan                     Merrill Lynch investment or central
                                           asset accounts.
-------------------------------------------------------------------------------
 Transfer Shares  Transfer to a            You may transfer your Fund shares
 to Another       participating securities only to another securities dealer
 Securities       dealer                   that has entered into an agreement
 Dealer                                    with Merrill Lynch. Certain
                                           shareholder services may not be
                                           available for the transferred
                                           shares. You may only purchase
                                           additional shares of funds
                                           previously owned before the
                                           transfer. All future trading of
                                           these assets must be coordinated by
                                           the receiving firm.
           --------------------------------------------------------------------
                  Transfer to a non-       You must either:
                  participating securities . Transfer your shares to an account
                  dealer                   with the Transfer Agent; or
                                           . Sell your shares, paying any
                                           applicable deferred sales charge.

--------------------------------------------------------------------------------

                   MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND

[LOGO] Your Account

                                           Information Important for You to
 If You Want to   Your Choices             Know
-------------------------------------------------------------------------------
 Sell Your        Have your Merrill Lynch  The price of your shares is based on
 Shares           Financial Consultant or  the next calculation of net asset securities dealer submit value after your order is placed.
                  your sales order         For your redemption request to be
                                           priced at the net asset value on the
                                           day of your request, you must submit
                                           your request to your dealer prior to
                                           that day's close of business on the
                                           New York Stock Exchange (generally
                                           4:00 p.m. Eastern time). Any
                                           redemption request placed after that
                                           time will be priced at the net asset
                                           value at the close of business on
                                           the next business day.
                                           Securities dealers, including
                                           Merrill Lynch, may charge a fee to
                                           process a redemption of shares.
                                           Merrill Lynch currently charges a
                                           fee of $5.35. No processing fee is
                                           charged if you redeem shares
                                           directly through the Transfer Agent.
                                           The Fund may reject an order to sell
                                           shares under certain circumstances.
           --------------------------------------------------------------------
                  Sell through the         You may sell shares held at the
                  Transfer Agent           Transfer Agent by writing to the
                                           Transfer Agent at the address on the
                                           inside back cover of this
                                           Prospectus. All shareholders on the
                                           account must sign the letter. A
                                           signature guarantee will generally
                                           be required but may be waived in
                                           certain limited circumstances. You
                                           can obtain a signature guarantee
                                           from a bank, securities dealer,
                                           securities broker, credit union,
                                           savings association, national
                                           securities exchange or registered
                                           securities association. A notary
                                           public seal will not be acceptable.
                                           If you hold stock certificates,
                                           return the certificates with the
                                           letter. The Transfer Agent will
                                           normally mail redemption proceeds
                                           within seven days following receipt
                                           of a properly completed request. If
                                           you make a redemption request before
                                           the Fund has collected payment for
                                           the purchase of shares, the Fund or
                                           the Transfer Agent may delay mailing
                                           your proceeds. This delay will
                                           usually not exceed ten days. If you
                                           hold share certificates, they must
                                           be delivered to the Transfer Agent
                                           before they can be converted. Check
                                           with the Transfer Agent or your
                                           Merrill Lynch Financial Consultant
                                           for details.
-------------------------------------------------------------------------------

                   MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND

                                           Information Important for You to
 If You Want to   Your Choices             Know
-------------------------------------------------------------------------------
 Sell Shares      Participate in the       You can choose to receive systematic
 Systematically   Fund's Systematic        payments from your Fund account
                  Withdrawal Plan          either by check or through direct
                                           deposit to your bank account on a
                                           monthly or quarterly basis. If you
                                           hold your Fund shares in a Merrill
                                           Lynch CMA(R) or CBA(R) Account, you
                                           can arrange for systematic
                                           redemptions of a fixed dollar amount
                                           on a monthly, bi-monthly, quarterly,
                                           semi-annual or annual basis, subject
                                           to certain conditions. Under either
                                           method you must have dividends
                                           automatically reinvested. For Class
                                           B and C shares your total annual
                                           withdrawals cannot be more than 10%
                                           per year of the value of your shares
                                           at the time your plan is
                                           established. The deferred sales
                                           charge is waived for systematic
                                           redemptions. Ask your Merrill Lynch
                                           Financial Consultant for details.
-------------------------------------------------------------------------------

 Exchange Your    Select the fund into     You can exchange your shares of the
 Shares           which you want to        Fund for shares of many other
                  exchange. Be sure to     Merrill Lynch mutual funds. You must
                  read that fund's         have held the shares used in the
                  prospectus               exchange for at least 15 calendar
                                           days before you can exchange to
                                           another fund.
                                           Each class of Fund shares is
                                           generally exchangeable for shares of
                                           the same class of another fund. If
                                           you own Class A shares and wish to
                                           exchange into a fund in which you
                                           have no Class A shares (and are not
                                           eligible to purchase Class A
                                           shares), you will exchange into
                                           Class D shares.
                                           Some of the Merrill Lynch mutual
                                           funds impose a different initial or
                                           deferred sales charge schedule. If
                                           you exchange Class A or D shares for
                                           shares of a fund with a higher
                                           initial sales charge than you
                                           originally paid, you will be charged
                                           the difference at the time of
                                           exchange. If you exchange Class B
                                           shares for shares of a fund with a
                                           different deferred sales charge
                                           schedule, the higher schedule will
                                           apply. The time you hold Class B or
                                           C shares in both funds will count
                                           when determining your holding period
                                           for calculating a deferred sales
                                           charge at redemption. If you
                                           exchange Class A or D shares for
                                           money market fund shares, you will
                                           receive Class A shares of Summit
                                           Cash Reserves Fund. Class B or C
                                           shares of the Fund will be exchanged
                                           for Class B shares of Summit.
                                           Although there is currently no limit
                                           on the number of exchanges that you
                                           can make, the exchange privilege may
                                           be modified or terminated at any
                                           time in the future.

--------------------------------------------------------------------------------


                   MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND

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Net Asset Value -- the market value of the Fund's total assets after deducting liabilities, divided by the number of shares outstanding.

HOW SHARES ARE PRICED
--------------------------------------------------------------------------------

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open after the close of business on the Exchange (the Exchange generally closes at 4:00 p.m. Eastern time). The net asset value used in determining your price is the next one calculated after your purchase or redemption order is placed.

Generally, Class A shares will have the highest net asset value because that class has the lowest expenses, and Class D shares will have a higher net asset value than Class B or Class C shares. Class B shares will have a higher net asset value than Class C shares because Class B shares have lower distribution expenses than Class C shares. Also dividends paid on Class A and Class D shares will generally be higher than dividends paid on Class B and Class C shares because Class A and Class D shares have lower expenses.

PARTICIPATION IN MERRILL LYNCH FEE-BASED PROGRAMS
--------------------------------------------------------------------------------

If you participate in certain fee-based programs offered by Merrill Lynch, you may be able to buy Class A shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of Fund shares or into a money market fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class D shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.


                   MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your Merrill Lynch Financial Consultant.

DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

The Fund will distribute any net investment income monthly and any net realized long or short term capital gains at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. If your account is with Merrill Lynch and you would like to receive dividends in cash, contact your Merrill Lynch Financial Consultant. If your account is with the Transfer Agent and you would like to receive dividends in cash, contact the Transfer Agent.

Taxes

To the extent that the dividends distributed by the Fund are from municipal bond interest income, they are exempt from Federal income tax but may be subject to state or local income taxes. Certain investors may be subject to a Federal alternative minimum tax on dividends received from the Fund. Interest income from other investments may produce taxable dividends. In general, if at least 90% of the Florida Fund's net assets are invested in assets that are exempt from Florida intangible personal property tax on the last business day of any calendar year, shares of the Florida Fund owned by Florida residents will be exempt from Florida intangible personal property tax in the following year. While dividends paid by the Fund to individuals who are Florida residents are not subject to personal income taxation, distributions by the Fund will be subject to Florida corporate income taxes. If you are subject to income tax in a state other than Florida, the dividends derived from Florida municipal bonds may be subject to income tax in that state.

Generally, within 60 days after the end of the Fund's taxable year, the Trust will tell you the amount of exempt-interest dividends and capital gain dividends you received that year. Capital gain dividends are taxable as long term capital gains to you, regardless of how long you have held your shares. The tax treatment of dividends from the Fund is the same whether you

Dividends -- Exempt-interest, ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

                   MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND

[LOGO] Your Account

choose to receive dividends in cash or to have them reinvested in shares of the Fund.

By law, the Fund must withhold 31% of your dividends and proceeds if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

If you redeem Fund shares or exchange them for shares of another fund, any gain on the transaction may be subject to Federal income tax.

This section summarizes some of the consequences of an investment in the Fund under current Federal and Florida tax laws. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences to you of an investment in the Fund under all applicable tax laws.

"BUYING A DIVIDEND"

You may want to avoid buying shares shortly before the Fund pays a dividend, although the impact on you will be significantly less than if you were invested in a fund paying fully taxable dividends. The reason? If you buy shares when a fund has realized but not yet distributed taxable ordinary income (if any) or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

                   MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND

[LOGO] Management of the Fund

FUND ASSET MANAGEMENT
--------------------------------------------------------------------------------

Fund Asset Management, the Fund's Manager, manages the Fund's investments and its business operations under the overall supervision of the Trust's Board of Trustees. The Manager has the responsibility for making all investment decisions for the Fund. The Fund pays the Manager a fee at the annual rate of 0.55% of the average daily net assets of the Fund for the first $500 million; 0.525% of the average daily net assets from $500 million to $1 billion; and 0.50% of the average daily net assets above $1 billion. For the fiscal year ended July 31, 1999, the Manager received a fee equal to 0.55% of the Fund's average daily net assets.

Fund Asset Management was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. Fund Asset Management is part of the Asset Management Group of ML & Co. The Asset Management Group had approximately $518 billion in investment company and other portfolio assets under management as of October 1999. This amount includes assets managed for Merrill Lynch affiliates.

A Note About Year 2000
Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by Fund management or other Fund service providers do not properly address this problem before January 1, 2000. Fund management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told Fund management that they also expect to resolve the Year 2000 Problem, and Fund management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the issuers of securities in which the Fund invests, and this could hurt the Fund's investment returns.


                   MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND

[LOGO] Management of the Fund


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Financial Highlights table is intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report to shareholders, which is available upon request.

                                            Class A                                        Class B
                            -------------------------------------------  ------------------------------------------------
                                  For the Year Ended July 31,                    For the Year Ended July 31,
  Increase (Decrease) in    -------------------------------------------  ------------------------------------------------
  Net Asset Value:           1999     1998     1997     1996     1995      1999      1998      1997      1996      1995
--------------------------------------------------------------------------------------------------------------------------
  Per Share Operating
  Performance:
--------------------------------------------------------------------------------------------------------------------------
  Net asset value,
  beginning of year         $ 10.41  $ 10.37  $  9.94  $  9.86  $  9.88  $  10.41  $  10.37  $   9.94  $   9.86  $   9.88
--------------------------------------------------------------------------------------------------------------------------
  Investment income --
  net                           .50      .53      .53      .53      .53       .45       .47       .48       .48       .49
--------------------------------------------------------------------------------------------------------------------------
  Realized and unrealized
  gain (loss) on
  investments -- net           (.33)     .04      .43      .08     (.02)     (.33)      .04       .43       .08      (.02)
--------------------------------------------------------------------------------------------------------------------------
  Total from investment
  operations                    .17      .57      .96      .61      .51       .12       .51       .91       .56       .47
--------------------------------------------------------------------------------------------------------------------------
  Less dividends from
   investment income --
   net                         (.50)    (.53)    (.53)    (.53)    (.53)     (.45)     (.47)     (.48)     (.48)     (.49)
--------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of
  year                      $ 10.08  $ 10.41  $ 10.37  $  9.94  $  9.86  $  10.08  $  10.41  $  10.37  $   9.94  $   9.86
--------------------------------------------------------------------------------------------------------------------------
  Total Investment Return:*
--------------------------------------------------------------------------------------------------------------------------
  Based on net asset
  value per share              1.57%    5.61%    9.99%    6.30%    5.47%     1.06%     5.07%     9.43%     5.76%     4.93%
--------------------------------------------------------------------------------------------------------------------------
  Ratios to Average Net Assets:
--------------------------------------------------------------------------------------------------------------------------
  Total expenses                .72%     .69%     .69%     .68%     .70%     1.23%     1.20%     1.20%     1.18%     1.21%
--------------------------------------------------------------------------------------------------------------------------
  Investment income --
  net                          4.80%    5.06%    5.31%    5.30%    5.54%     4.29%     4.55%     4.80%     4.79%     5.03%
--------------------------------------------------------------------------------------------------------------------------
  Supplemental Data:
--------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year
  (in thousands)            $38,214  $44,173  $47,598  $46,765  $51,805  $133,276  $143,496  $160,562  $195,097  $205,362
--------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover         120.54%  101.75%   84.69%  162.83%  178.62%   120.54%   101.75%    84.69%   162.83%   178.62%
--------------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude the effects of sales charges.

                   MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS (concluded)
--------------------------------------------------------------------------------


                                           Class C                                        Class D
                           -------------------------------------------- -----------------------------------------------
                                                              For the                                         For the
                                                              Period                                          Period
                                                            October 21,                                     October 21,
                                                               1994+                                           1994+
                           For the Year Ended July 31,          to        For the Year Ended July 31,           to
  Increase (Decrease) in   -------------------------------   July 31,   ----------------------------------   July 31,
  Net Asset Value:          1999     1998    1997    1996      1995      1999     1998     1997     1996       1995
-----------------------------------------------------------------------------------------------------------------------
  Per Share Operating
  Performance:
-----------------------------------------------------------------------------------------------------------------------
  Net asset value,
  beginning of period      $ 10.39  $10.35  $ 9.92  $ 9.85    $ 9.48    $ 10.39  $ 10.35  $  9.92  $  9.85    $ 9.48
-----------------------------------------------------------------------------------------------------------------------
  Investment income --
   net                         .43     .46     .47     .47       .37        .49      .52      .52      .52       .40
-----------------------------------------------------------------------------------------------------------------------
  Realized and unrealized
  gain (loss) on
  investments -- net          (.33)    .04     .43     .07       .37       (.33)     .04      .43      .07       .37
-----------------------------------------------------------------------------------------------------------------------
  Total from investment
  operations                   .10     .50     .90     .54       .74        .16      .56      .95      .59       .77
-----------------------------------------------------------------------------------------------------------------------
  Less dividends from
   investment income --
    net                       (.43)   (.46)   (.47)   (.47)     (.37)      (.49)    (.52)    (.52)    (.52)     (.40)
-----------------------------------------------------------------------------------------------------------------------
  Net asset value, end of
  period                   $ 10.06  $10.39  $10.35  $ 9.92    $ 9.85    $ 10.06  $ 10.39  $ 10.35  $  9.92    $ 9.85
-----------------------------------------------------------------------------------------------------------------------
  Total Investment Return:**
-----------------------------------------------------------------------------------------------------------------------
  Based on net asset
  value per share              .95%   4.97%   9.33%   5.54%     7.92%#     1.46%    5.51%    9.89%    6.09%     8.34%#
-----------------------------------------------------------------------------------------------------------------------
  Ratios to Average Net Assets:
-----------------------------------------------------------------------------------------------------------------------
  Total expenses              1.33%   1.30%   1.30%   1.28%     1.33%*      .82%     .79%     .79%     .78%      .81%*
-----------------------------------------------------------------------------------------------------------------------
  Total Investment
  income -- net               4.19%   4.44%   4.70%   4.70%     4.84%*     4.69%    4.95%    5.21%    5.20%     5.39%*
-----------------------------------------------------------------------------------------------------------------------
  Supplemental Data:
-----------------------------------------------------------------------------------------------------------------------
  Net assets, end of
  period (in thousands)    $10,897  $8,900  $5,976  $5,738    $1,954    $37,713  $24,268  $19,511  $15,231    $9,179
-----------------------------------------------------------------------------------------------------------------------
  Portfolio turnover        120.54% 101.75%  84.69% 162.83%   178.62%    120.54%  101.75%   84.69%  162.83%   178.62%
-----------------------------------------------------------------------------------------------------------------------

+ Commencement of operations.

* Annualized.

** Total investment returns exclude the effects of sales charges.

# Aggregate total investment return.

                   MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND

                      [This page intentionally left blank]

                   MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND

                                  [FLOW CHART]

                                    POTENTIAL
                                    INVESTORS
                         Open an account (two options).

            1                                                 2

      MERRILL LYNCH                                     TRANSFER AGENT
   FINANCIAL CONSULTANT                            Financial Data Services, Inc
   OR SECURITIES DEALER                                 P.O. Box 45289
                                                Jacksonville, Florida 32232-5289
     Advises shareholders on
     their Fund investments.                       Performs recordkeeping and
                                                       reporting services.

                                  DISTRIBUTOR
                        Merrill Lynch Funds Distributor,
                 a division of Princeton Funds Distributor, Inc.
                                  P.O. Box 9081
                        Princeton, New Jersey 08543-9081
                      Arranges for the sale of Fund Shares.


          COUNSEL                                            CUSTODIAN
      Brown & Wood LLP                                   State Street Bank
   One World Trade Center          THE FUND              and Trust Company
 New York, New York 10048-0557    The Board of              P.O. Box 351
    Provides legal advice         Directors
         to the Fund.            oversees the        Boston, Massachusetts 02101
                                     Fund.             Holds the Fund's assets
                                                           for safekeeping.



      INDEPENDENT AUDITORS                             MANAGER
      Deloitte & Touche LLP                    Fund Asset Management, L.P.
       117 Campus Drive                          ADMINISTRATIVE OFFICES
   Princeton, New Jersey 08540-6400             800 Scudders Mill Road
                                                Plainsboro, New Jersey 08536
        Audits the financial                         MAILING ADDRESS
   statements of the Fund on behalf of               P.O. Box 9011
         the shareholders.                          TELEPHONE NUMBER
                                                     1-800-MER-FUND
                                      Manages the Fund's day-to-day activities.






                    MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND

[LOGO] For More Information

Shareholder Reports
Additional information about the Fund's invest-ments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-MER-FUND.

The Fund will send you one copy of each share-holder report and certain other mailings, regardless of the number of Fund accounts you have. To receive sepa-rate shareholder reports for each account, call your Merrill Lynch Financial Consultant or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Consultant or the Transfer Agent at 1-800-MER-FUND.

Statement of Additional Information
The Fund's Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing the Fund at Finan-cial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289 or by calling 1-800-MER-FUND.

Contact your Merrill Lynch Financial Consultant or the Fund at the telephone number or address indicated above if you have any questions.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the public refer-ence room. This information is also available on the SEC's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from information contained in this Prospectus.

Investment Company Act file #811-4375
Code #13904-11-99
(C)Fund Asset Management, L.P.

                                                            [LOGO] Merrill Lynch

           Merrill Lynch Florida
           Municipal Bond Fund
           of Merrill Lynch Multi-State
           Municipal Series Trust


                                                     [GRAPHIC] November 30, 1999

                   STATEMENT OF ADDITIONAL INFORMATION

                   Merrill Lynch Florida Municipal Bond Fund

              of Merrill Lynch Multi-State Municipal Series Trust

  P.O. Box 9011, Princeton, New Jersey 08543-9011 . Phone No. (609) 282-2800

  Merrill Lynch Florida Municipal Bond Fund (the "Fund") is a series of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"), an open-end investment company organized as a Massachusetts business trust. The investment objective of the Fund is to provide shareholders with income exempt from Federal income tax and to offer shareholders the opportunity to own shares exempt from Florida intangible personal property tax. The Fund invests primarily in a portfolio of long-term investment grade obligations issued by or on behalf of the State of Florida, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the U.S. Virgin Islands and Guam, that pay interest exempt, in the opinion of bond counsel to the issuer, from Federal income tax and that enable shares of the Fund to be exempt from Florida intangible personal property tax. There can be no assurance that the investment objective of the Fund will be realized. For more information on the Fund's investment objective and policies, see "Investment Objective and Policies."

  Pursuant to the Merrill Lynch Select PricingSM System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select PricingSM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Purchase of Shares."

                               -----------------

  This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated November 29, 1999 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling (800) MER-FUND or by writing the Fund at the above address. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. The Fund's audited financial statements are incorporated in this Statement of Additional Information by reference to its 1999 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 456-4587 ext. 789 between 8:00 a.m. and 8:00 p.m. on any business day.

                               -----------------

                       Fund Asset Management -- Manager
                Merrill Lynch Funds Distributor -- Distributor

The date of this Statement of Additional Information is November 30, 1999

                               -----------------

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Investment Objective and Policies..........................................    2
  Risk Factors and Special Considerations Relating to Municipal Bonds......    3
  Description of Municipal Bonds...........................................    3
  Financial Futures Transactions and Options...............................    7
  Description of Temporary Investments.....................................   11
  Investment Restrictions..................................................   12
  Portfolio Turnover.......................................................   14
Management of the Trust....................................................   14
  Trustees and Officers....................................................   14
  Compensation of Trustees.................................................   16
  Management and Advisory Arrangements.....................................   16
  Code of Ethics...........................................................   18
Purchase of Shares.........................................................   18
  Initial Sales Charge Alternatives -- Class A and Class D Shares..........   19
  Reduced Initial Sales Charges............................................   20
  Deferred Sales Charge Alternatives -- Class B and Class C Shares.........   22
  Distribution Plans.......................................................   25
  Limitations on the Payment of Deferred Sales Charges.....................   26
Redemption of Shares.......................................................   27
  Redemption...............................................................   28
  Repurchase...............................................................   28
  Reinstatement Privilege -- Class A and Class D Shares....................   29
Pricing of Shares..........................................................   29
  Determination of Net Asset Value.........................................   29
  Computation of Offering Price Per Share..................................   30
Portfolio Transactions.....................................................   30
  Transactions in Portfolio Securities.....................................   30
Shareholder Services.......................................................   32
  Investment Accounts......................................................   32
  Exchange Privilege.......................................................   32
  Fee-Based Programs.......................................................   34
  Automatic Investment Plans...............................................   34
  Automatic Dividend Reinvestment Plan.....................................   35
  Systematic Withdrawal Plan...............................................   35
Dividends and Taxes........................................................   36
  Dividends................................................................   36
  Taxes....................................................................   36
  Tax Treatment of Options and Futures Transactions........................   39
  Florida Taxation of the Fund.............................................   40
Performance Data...........................................................   40
General Information........................................................   42
  Description of Shares....................................................   42
  Independent Auditors.....................................................   43
  Custodian................................................................   43
  Transfer Agent...........................................................   44
  Legal Counsel............................................................   44
  Reports to Shareholders..................................................   44
  Shareholder Inquiries....................................................   44
  Additional Information...................................................   44
Financial Statements.......................................................   45
Appendix I -- Economic and Other Conditions in Florida.....................  I-1
Appendix II -- Ratings of Municipal Bonds.................................. II-1

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to provide shareholders with income exempt from Federal income taxes and the opportunity to own shares whose value is exempt from Florida intangible personal property tax. The Fund seeks to achieve its objective by investing primarily in a portfolio of long-term investment grade obligations issued by or on behalf of the State of Florida, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the U.S. Virgin Islands and Guam, that pay interest exempt, in the opinion of bond counsel to the issuer, from Federal income taxes and that enable shares of the Fund to be exempt from Florida intangible personal property tax ("Florida Municipal Bonds"). Obligations exempt from Federal income taxes are referred to herein as "Municipal Bonds." Unless otherwise indicated, references to Municipal Bonds shall be deemed to include Florida Municipal Bonds. The investment objective as set forth in the first sentence of this paragraph is a fundamental policy and may not be changed without a vote of a majority of the outstanding shares of the Fund. See "How the Fund Invests" in the Prospectus for a general discussion of the Fund's goals, main investment strategies and main risks. The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the "Investment Company Act").

  Under normal circumstances, except when acceptable securities are unavailable as determined by Fund Asset Management, L.P. (the "Manager" or "FAM"), the Fund's manager, or for temporary defensive purposes, the Fund will invest at least 65% of its total assets in Florida Municipal Bonds. The value of bonds and other fixed-income obligations may fall when interest rates rise and rise when interest rates fall. In general, bonds and other fixed-income obligations with longer maturities will be subject to greater volatility resulting from interest rate fluctuations than will similar obligations with shorter maturities. Under normal conditions, it is generally anticipated that the Fund's weighted average maturity will be in excess of ten years. For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 35% of its total assets in tax-exempt or taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as "Temporary Investments"), except that taxable Temporary Investments shall not exceed 20% of the Fund's net assets.

  The Fund may also invest in variable rate demand obligations ("VRDO's") and VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax-exempt obligations held by a financial institution. See "Description of Temporary Investments." The Fund's hedging strategies, which are described in more detail under "Financial Futures Transaction and Options," are not fundamental policies and may be modified by the Trustees of the Trust without the approval of the Fund's shareholders.

  At least 80% of the Fund's total assets will be invested in Municipal Bonds that are commonly referred to as "investment grade" securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody's Investors Service, Inc. ("Moody's") (currently Aaa, Aa, A and Baa), Standard & Poor's ("S&P") (currently AAA, AA, A and BBB) or Fitch IBCA, Inc. ("Fitch") (currently AAA, AA, A and BBB). If unrated, such securities will posses creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest. Securities rated in the lower investment grade rating category may be considered to have speculative characteristics.

  The Fund may invest up to 20% of its total assets in Municipal Bonds that are rated below Baa by Moody's or below BBB by S&P or Fitch or which, in the Manager's judgment, possess similar credit characteristics. Such securities, sometimes referred to as "high yield" or "junk" bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. See "Description of Municipal Bonds -- "High Yield' or "Junk' Bonds." The Fund does not intend to purchase debt securities that are in default or that the Manager believes will be in default.

  Certain Municipal Bonds may be entitled to the benefits of letters of credit or similar credit enhancements issued by financial institutions. In such instances, the Trustees and the Manager will take into account in assessing the quality of such bonds not only the creditworthiness of the issuer of such bonds but also the creditworthiness of the financial institution that provides the credit enhancement.

  The Fund ordinarily does not intend to realize significant interest income that is subject to Federal income tax or to have significant assets subject to Florida intangible personal property tax. However, to the extent that suitable Florida Municipal Bonds are not available for investment by the Fund, the Fund may purchase Municipal Bonds issued by other states, their agencies and instrumentalities, the interest income on which is exempt, in the opinion of bond counsel to the issuer, from Federal income tax, but which are not exempt from Florida intangible personal property taxation. The Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes that such securities pay interest exempt from Federal income taxation ("Non-Municipal Tax-Exempt Securities"). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long-term Florida Municipal Bonds or Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Florida Municipal Bonds or Municipal Bonds, to the extent such investments are permitted by the Investment Company Act. Certain Non-Municipal Tax-Exempt Securities may be characterized as derivative instruments. For purposes of the Fund's investment objective and policies, Non-Municipal Tax-Exempt Securities that pay interest that is exempt from Federal income taxes will be considered "Municipal Bonds" and Non-Municipal Tax-Exempt Securities that pay interest that is exempt from Federal income taxes and that permit Fund shares to be exempt from Florida intangible personal property tax will be considered "Florida Municipal Bonds." The Fund at all times will have at least 80% of its net assets invested in securities the interest on which is exempt from Federal income taxation. However, interest received on certain otherwise tax-exempt securities that are classified as "private activity bonds" (in general, bonds that benefit non-governmental entities) may be subject to a Federal alternative minimum tax. The percentage of the Fund's total assets invested in "private activity bonds" will vary during the year. Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a Federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund. See "Dividends and Taxes --
 Taxes."

Risk Factors and Special Considerations Relating to Municipal Bonds

  The risks and special considerations involved in investment in Municipal Bonds vary with the types of instruments being acquired. Investments in Non-Municipal Tax-Exempt Securities may present similar risks, depending on the particular product. Certain instruments in which the Fund may invest may be characterized as derivative instruments. See "Investment Objective and Policies -- Description of Municipal Bonds" and "-- Financial Futures Transactions and Options."

  The Fund ordinarily will invest at least 65% of its assets in Florida Municipal Bonds, and therefore it is more susceptible to factors adversely affecting issuers of Florida Municipal Bonds than is a municipal bond fund that is not concentrated in issuers of Florida Municipal Bonds to this degree.

  The Manager does not believe that the current economic conditions in Florida will have a significant adverse effect on the Fund's ability to invest in high quality Florida Municipal Bonds. Because the Fund's portfolio will be comprised primarily of investment grade securities, the Fund is expected to be less subject to market and credit risks than a fund that invests primarily in lower quality Florida Municipal Bonds.

  The value of Municipal Bonds generally may be affected by uncertainties in the municipal markets as a result of legislation or litigation changing the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. Municipal bankruptcies are rare and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear. Further, the application of state law to Municipal Bond issuers could produce varying results among the states or among Municipal Bond issuers within a state. These uncertainties could have a significant impact on the prices of the Municipal Bonds or the Florida Municipal Bonds in which the Fund invests.

  For a discussion of economic and other conditions in the State of Florida, see Appendix I -- "Economic and Other Conditions in Florida."

Description of Municipal Bonds

  Set forth below is a detailed description of the Municipal Bonds and Temporary Investments in which the Fund may invest. Information with respect to ratings assigned to tax-exempt obligations that the Fund may purchase is set forth in Appendix II to this Statement of Additional Information.

  Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Such obligations are included within the term Municipal Bonds if the interest paid thereon is excluded from gross income for Federal income tax purposes and, in the case of Florida Municipal Bonds, if the obligations also permit Fund shares to be exempt from Florida intangible personal property tax. Other types of industrial development bonds or private activity bonds, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current Federal tax laws place substantial limitations on the size of such issues. The interest on Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds, which latter category includes industrial development bonds ("IDBs") and, for bonds issued after August 15, 1986, private activity bonds.

  General Obligation Bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity's creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state's industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state's or entity's control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer's maintenance of its tax base.

  Revenue Bonds. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user of the facility being financed; accordingly the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.

  IDBs and Private Activity Bonds. The Fund may purchase IDBs and private activity bonds. IDBs and private activity bonds are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity which may or may not be guaranteed by a parent company or otherwise secured. IDBs and private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. Continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity's dependence on revenues for the operation of the particular facility being financed.

  "Moral Obligation" Bonds. The Fund also may invest in "moral obligation" bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

  Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the note may not be fully repaid and the Fund may lose money.

  Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to the Fund.

  Municipal Lease Obligations. Also included within the general category of Municipal Bonds are participation certificates issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The certificates represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called "lease obligations") relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. The Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 15% of the Fund's net assets. The Fund may, however, invest without regard to such limitation in lease obligations which the Manager, pursuant to guidelines which have been adopted by the Board of Trustees and subject to the supervision of the Board, determines to be liquid. The Manager will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody's, or BBB or better by S&P or Fitch. Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, the Manager must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

  Indexed and Inverse Floating Obligations. The Fund may invest in Florida Municipal Bonds and Municipal Bonds (and Non-Municipal Tax-Exempt Securities) yielding a return based on a particular index of value or interest rates. For example, the Fund may invest in Florida Municipal Bonds and Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain Florida Municipal Bonds and Municipal Bonds also may be based on the value of the index. To the extent the Fund invests in these types of Municipal Bonds, the Fund's return on such Florida Municipal Bonds and Municipal Bonds will be subject to risk with respect to the value of the particular index. Interest and principal payable on the Florida Municipal Bonds and Municipal Bonds may also be based on relative changes among particular indices. Also, the Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates vary inversely with a short-term floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate long-term tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's net assets. The Manager, however, believes that indexed and inverse floating obligations represent flexible portfolio management instruments for the Fund which allow the Fund to seek potential investment rewards, hedge other portfolio positions or vary the degree of investment leverage relatively efficiently under different market conditions.

  When Issued Securities, Delayed Delivery Transactions and Forward Commitments. The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis. The Fund may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. The Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

  There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund's purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

  Call and Redemption Risk. The Fund may purchase a Municipal Bond issuer's right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a "Call Right"). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's net assets.

  "High Yield" or "Junk" Bonds. The Fund may invest up to 20% of its total assets in Municipal Bonds that are rated below Baa by Moody's or below BBB by S&P or Fitch or which, in the Manager's judgment, possess similar credit characteristics. See Appendix II -- "Ratings of Municipal Bonds" for additional information regarding ratings of debt securities. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk invesments that may cause income and principal losses for the Fund. The major risks in junk bond investments include the following:

  Junk bonds may be issued by less creditworthy companies. These securities are vulnerable to adverse changes in the issuer's industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

  The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer's ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing.

  Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.

  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If an issuer redeems the junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

  Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

  Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund's portfolio securities than in the case of securities trading in a more liquid market.

  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

  Yields. Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Bonds and the obligations of the issuer of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

Financial Futures Transactions and Options

  The Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of the Fund's shares, the net asset value of the Fund's shares will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur. The Fund has no obligation to enter into hedging transactions and may choose not to do so.

  The Fund is authorized to purchase and sell certain exchange traded financial futures contracts ("financial futures contracts") solely for the purpose of hedging its investments in Municipal Bonds against declines in value and to hedge against increases in the cost of securities it intends to purchase. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with the Fund's investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. To hedge its portfolio, the Fund may take an investment position in a futures contract which will move in the opposite direction from the portfolio position being hedged. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

  Distributions, if any, of net long-term capital gains from certain transactions in futures or options are taxable at long-term capital gains rates for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares. See "Dividends and Taxes -- Taxes" and "--
 Tax Treatment of Options and Futures Transactions."

  Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, (i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC")).

  The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

  The Fund deals in financial futures contracts based on a long-term municipal bond index developed by the Chicago Board of Trade ("CBT") and The Bond Buyer (the "Municipal Bond Index"). The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody's or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

  The Municipal Bond Index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

  The Fund may purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association ("GNMA") Certificates and three-month U.S. Treasury bills. The Fund may purchase and write call and put options on futures contracts on U.S. Government securities and purchase and sell Municipal Bond Index futures contracts in connection with its hedging strategies.

  Subject to policies adopted by the Trustees, the Fund also may engage in other futures contracts transactions such as futures contracts on other municipal bond indices that may become available if the Manager and the Trustees of the Trust should determine that there is normally a sufficient correlation between the prices of such futures contracts and the Municipal Bonds in which the Fund invests to make such hedging appropriate.

  Futures Strategies. The Fund may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments in Municipal Bonds resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling such Municipal Bonds and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Fund's portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments in Municipal Bonds. As such values decline, the value of the Fund's positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's Municipal Bond investments that are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of Municipal Bonds. In addition, the ability of the Fund to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the municipal debt instruments available to the Fund. Employing futures as a hedge also may permit the Fund to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

  When the Fund intends to purchase Municipal Bonds, the Fund may purchase futures contracts as a hedge against any increase in the cost of such Municipal Bonds resulting from a decrease in interest rates or otherwise, that may occur before such purchases can be effected. Subject to the degree correlation between the Municipal Bonds and the futures contracts, subsequent increases in the cost of Municipal Bonds should be reflected in the value of the futures held by the Fund. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

  Call Options on Futures Contracts. The Fund may also purchase and sell exchange traded call and put options on financial futures contracts on U.S. Government securities. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Fund will purchase a call option on a futures contract to hedge against a market advance when the Fund is not fully invested.

  The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.

  Put Options on Futures Contracts. The purchase of a put option on a futures contract is analogous to the purchase of a protective put option on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

  The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of Municipal Bonds which the Fund intends to purchase.

  The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.

  The Trust has received an order from the Commission exempting it from the provisions of Section 17(f) and Section 18(f) of the Investment Company Act in connection with its strategy of investing in futures contracts. Section 17(f) relates to the custody of securities and other assets of an investment company and may be deemed to prohibit certain arrangements between the Fund and commodities brokers with respect to initial and variation margin. Section 18(f) of the Investment Company Act prohibits an open-end investment company such as the Trust from issuing a "senior security" other than a borrowing from a bank. The staff of the Commission has in the past indicated that a futures contract may be a "senior security" under the Investment Company Act.

  Restrictions on Use of Futures Transactions. Regulations of the CFTC applicable to the Fund require that all of the Fund's futures transactions constitute bona fide hedging transactions and that the Fund purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes, and
(ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio assets after taking into account unrealized profits and unrealized losses on any such contracts and options. (However, the Fund intends to engage in options and futures transactions only for hedging purposes.) Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

  When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., high grade commercial paper and daily tender adjustable notes) or liquid securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contracts, thereby ensuring that the use of such futures contract is unleveraged. It is not anticipated that transactions in futures contracts will have the effect of increasing portfolio turnover.

  Risk Factors in Futures Transactions and Options. Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more than the price of the hedged security, the Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts.

  The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by the Fund. As a result, the Fund's ability to hedge effectively all or a portion of the value of its Municipal Bonds through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the Municipal Bonds held by the Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Fund's investments as compared to those comprising the Municipal Bond Index and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between futures contracts on U.S. Government securities and the Municipal Bonds held by the Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of Municipal Bonds held by the Fund may be greater. Municipal Bond Index futures contracts were approved for trading in 1986. Trading in such futures contracts may tend to be less liquid than trading in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

  The Fund expects to liquidate a majority of the futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge effectively its investments in Municipal Bonds. The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. The Fund will enter into a futures position only if, in the judgment of the Manager, there appears to be an actively traded secondary market for such futures contracts.

  The successful use of transactions in futures and related options also depends on the ability of the Manager to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Fund or such rates move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

  Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a financial futures contract. Because the Fund will engage in the purchase and sale of futures contracts solely for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Fund or decreases in the price of securities the Fund intends to acquire.

  The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Description of Temporary Investments

  The Fund may invest in short-term tax-free and taxable securities subject to the limitations set forth above and in the Prospectus under "How the Fund Invests." The tax-exempt money market securities may include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short-term unsecured promissory notes generally issued to finance short-term credit needs. The taxable money market securities in which the Fund may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers' acceptances, short-term corporate debt securities such as commercial paper and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase. The Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation ("FDIC"), except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates are fully insured by the FDIC.

  VRDOs and Participating VRDOs. VRDOs are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs, at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Public Securities Association Index or some other appropriate interest rate adjustment index. The Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future which satisfy the short-term maturity and quality standards of the Fund.

  Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. The Fund would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment. The Fund has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations.

  VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to the Fund's restriction on illiquid investments unless, in the judgment of the Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and will be ultimately responsible for such determinations.

  The Temporary Investments, VRDOs and Participating VRDOs in which the Fund may invest will be in the following rating categories at the time of purchase:
MIG-1/VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody's), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary Investments, if not rated, must be of comparable quality in the opinion of the Manager. In addition, the Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Manager, market conditions warrant.

  Repurchase Agreements. The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer or an affiliate thereof, in U.S. Government securities. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligations. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In a repurchase agreement, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. The Fund may not invest in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid investments, would exceed 15% of the Fund's net assets.

  In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold." Therefore, amounts earned under such agreements will not be considered tax-exempt interest. The treatment of purchase and sales contracts is less certain.

  Suitability. The economic benefit of an investment in the Fund depends upon many factors beyond the control of the Fund, the Manager and its affiliates. Because of its emphasis on Florida Municipal Bonds, the Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in the Fund will depend upon, among other things, such investor's tax situation, investment objectives and ability to accept the risks associated with investing in Florida Municipal Bonds, including the risk of loss of principal, the risk of receiving income that is not exempt from Federal income taxation and the risk that the Fund's shares will be subject to the Florida intangible personal property tax.

Investment Restrictions

  The Fund has adopted a number of fundamental and non-fundamental restrictions and policies relating to the investment of its assets and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the Fund's shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (ii) more than 50% of the Fund's outstanding shares). The Fund may not:

    (1) Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities). For purposes of this restriction, states, municipalities and their political subdivisions are not considered part of any industry.

    (2) Make investments for the purpose of exercising control or management.

    (3) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

    (4) Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

    (5) Issue senior securities to the extent such issuance would violate applicable law.

    (6) Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

    (7) Underwrite securities of other issuers, except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended ("Securities Act"), in selling portfolio securities.

    (8) Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

  Under the non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval, the Fund may not:

    a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on
  Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the Investment Company Act, at any time the Fund's shares are owned by another investment company that is part of the same group of investment companies as the Fund.

    b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box."

    c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Trustees of the Fund has otherwise determined to be liquid pursuant to applicable law.

    d. Notwithstanding fundamental investment restriction (6) above, borrow amounts in excess of 20% of the Fund's total assets, taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes. In addition, the Fund will not purchase securities while borrowings are outstanding.

  Non-Diversified Status. The Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. The Fund's investments are limited, however, in order to allow the Fund to qualify as a "regulated investment company" under the Code. See "Dividends and Taxes -- Taxes." To qualify, the Fund complies with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. For purposes of this restriction, the Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Trustees of the Trust to the extent necessary to comply with changes to the Federal tax requirements. A fund that elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

  Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with the Manager, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch or its affiliates except pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions." Without such an exemptive order the Fund would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal.

Portfolio Turnover

  The Manager will effect portfolio transactions without regard to the time the securities have been held, if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular issuer or in general market, financial or economic conditions. As a result of its investment policies, the Fund may engage in a substantial number of portfolio transactions and the Fund's portfolio turnover rate may vary greatly from year to year or during periods within a year. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high portfolio turnover may result in negative tax consequences, such as an increase in capital gain dividends or in ordinary income dividends of accrued market discount. See "Dividends and Taxes -- Taxes." High portfolio turnover may also involve correspondingly greater transaction costs, which are borne directly by the Fund.

                            MANAGEMENT OF THE TRUST

Trustees and Officers

  The Trustees of the Trust consist of seven individuals, five of whom are not "interested persons" of the Trust as defined in the Investment Company Act (the "non-interested Trustees"). The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors or Trustees of investment companies by the Investment Company Act. Information about the Trustees, executive officers of the Trust and the portfolio manager of the Fund, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Trustee, executive officer and the portfolio manager is P.O. Box 9011, Princeton, New Jersey 08543-9011.

  Terry K. Glenn (59) -- President and Trustee (1)(2) -- Executive Vice President of the Manager and Merrill Lynch Asset Management, L.P. ("MLAM") (which terms as used herein include their corporate predecessors) since 1983; Executive Vice President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; President of Princeton Funds Distributor, Inc. ("PFD") since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

  James H. Bodurtha (55) -- Trustee (2)(3) -- 36 Popponesset Road, Cotuit, Massachusetts 02635. Director and Executive Vice President, The China Business Group, Inc. since 1996; Chairman and Chief Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Chairman, Berkshire Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.

  Herbert I. London (60) -- Trustee (2)(3) -- 2 Washington Square Village, New York, New York 10012. John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1980; President, Hudson Institute since 1997 and Trustee thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corporation from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech LP since 1996.

  Robert R. Martin (72) -- Trustee (2)(3) -- 513 Grand Hill, St. Paul, Minnesota 55102. Chairman and Chief Executive Officer, Kinnard Investments, Inc. from 1990 to 1993; Executive Vice President, Dain Bosworth from 1974 to 1989; Director, Carnegie Capital Management from 1977 to 1985 and Chairman thereof in 1979; Director, Securities Industry Association from 1981 to 1982 and Public Securities Association from 1979 to 1980; Chairman of the Board, WTC Industries Inc. in 1994; Trustee, Northland College since 1992.

  Joseph L. May (70) -- Trustee (2)(3) -- 424 Church Street, Suite 2000, Nashville, Tennessee 37219. Attorney in private practice since 1984; President, May and Athens Hosiery Mills Division, Wayne-Gossard Corporation from 1954 to 1983; Vice President, Wayne-Gossard Corporation from 1972 to 1983; Chairman, The May Corporation (personal holding company) from 1972 to 1983; Director, Signal Apparel Co. from 1972 to 1989.

  Andre F. Perold (47) -- Trustee(2)(3) -- Morgan Hall, Soldiers Field, Boston, Massachusetts 02163. Professor, Harvard Business School since 1989 and Associate Professor from 1983 to 1989; Trustee, The Common Fund since 1989; Director, Quantec Limited from 1991 to 1999; Director, TIBCO from 1994 to 1996; Director, Genbel Securities Limited and Gensec Bank since 1999.

  Arthur Zeikel (67) -- Trustee(1)(2) -- 300 Woodland Avenue, Westfield, New Jersey 07090. Chairman of the Manager and MLAM from 1997 to 1999 and President thereof from 1977 to 1997; Chairman of Princeton Services from 1997 to 1999, Director thereof from 1993 to 1999 and President thereof from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") from 1990 to 1999.

  Vincent R. Giordano (55) -- Senior Vice President(1)(2) -- Senior Vice President of the Manager and MLAM since 1984; Senior Vice President of Princeton Services since 1993.

  Kenneth A. Jacob (48) -- Vice President(1)(2) -- First Vice President of MLAM since 1997; Vice President of MLAM from 1984 to 1997; Vice President of the Manager since 1984.

  Robert A. DiMella, CFA (33) -- Portfolio Manager and Vice President
(1)(2) -- Vice President of MLAM since 1997; Assistant Vice President of MLAM from 1995 to 1997; Assistant Portfolio Manager of MLAM from 1993 to 1995.

  Robert D. Sneeden (46) -- Portfolio Manager and Vice President (1)(2) -- Assistant Vice President and Portfolio Manager of MLAM since 1994; Vice
President of Lehman Brothers from 1990 to 1994.

  Donald C. Burke (39) -- Vice President and Treasurer(1)(2) -- Senior Vice President and Treasurer of the Manager and MLAM since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of PFD since 1999; First Vice President of MLAM from 1997 to 1999; Vice President of MLAM from 1990 to 1997; Director of Taxation of MLAM since 1990.

  Alice A. Pellegrino (39) -- Secretary(1)(2) -- Vice President of MLAM since 1999; Attorney associated with MLAM since 1997; Associate with Kirkpatrick & Lockhart LLP from 1992 to 1997.
----------
(1) Interested person, as defined in the Investment Company Act, of the Trust.
(2) Such Trustee or officer is a director, trustee or officer of certain other investment companies for which the Manager or MLAM acts as the investment adviser or manager.
(3) Member of the Trust's Audit and Nominating Committee, which is responsible for the selection of the independent auditors and the selection and nomination of non-interested Trustees.

  As of November 1, 1999, the Trustees, officers of the Trust and officers of the Fund as a group (13 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, Mr. Zeikel, a Trustee of the Trust, Mr. Glenn, a Trustee and officer of the Trust and the other officers of the Trust and the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

Compensation of Trustees

  The Trust pays each non-interested Trustee a fee of $10,000 per year plus $1,000 per Board meeting attended. The Trust also compensates members of its Audit and Nominating Committee (the "Committee"), which consists of all the non-interested Trustees, a fee of $2,000 per year plus $500 per Committee meeting attended. The Trust reimburses each non-interested Trustee for his out-of-pocket expenses relating to attendance at Board and Committee meetings. The fees and expenses of the Trustees are allocated to the respective series of the Trust on the basis of asset size.

  The following table shows the compensation earned by the non-interested Trustees for the fiscal year ended July 31, 1999 and the aggregate compensation paid to them from all registered investment companies advised by the Manager and its affiliate, MLAM ("MLAM/FAM-advised funds"), for the calendar year ended December 31, 1998.

                                                                                          Aggregate
                                                        Pension or        Estimated   Compensation from
                                                    Retirement Benefits    Annual      Trust and Other
                         Position with Compensation Accrued as Part of  Benefits upon     MLAM/FAM-
Name                         Trust      From Fund      Fund Expense      Retirement   Advised Funds(1)
----                     ------------- ------------ ------------------- ------------- -----------------
James H. Bodurtha.......    Trustee       $2,593           None             None          $163,500
Herbert I. London.......    Trustee       $2,593           None             None          $163,500
Robert R. Martin........    Trustee       $2,593           None             None          $163,500
Joseph L. May...........    Trustee       $2,593           None             None          $163,500
Andre F. Perold.........    Trustee       $2,593           None             None          $163,500

----------
(1) The Trustees serve on the boards of MLAM/FAM-advised funds as follows: Mr. Bodurtha (29 registered investment companies consisting of 47 portfolios); Mr. London (29 registered investment companies consisting of 47 portfolios); Mr. Martin (29 registered investment companies consisting of 47 portfolios); Mr. May (29 registered investment companies consisting of 47 portfolios); and Mr. Perold (29 registered investment companies consisting of 47 portfolios).

  Trustees of the Trust may purchase Class A shares of the Fund at net asset value. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares -- Reduced Initial Sales Charges -- Purchase Privilege of Certain Persons."

Management and Advisory Arrangements

  Management Services. The Manager provides the Fund with investment advisory and management services. Subject to the supervision of the Trustees, the Manager is responsible for the actual management of the Fund's portfolio and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Trust and the Fund.

  Management Fee. The Trust has entered into a management agreement on behalf of the Fund with the Manager (the "Management Agreement"), pursuant to which the Manager receives for its services to the Fund monthly compensation at the annual rate of 0.55% of the average daily net assets not exceeding $500 million; 0.525% of the average daily net assets exceeding $500 million but not exceeding $1.0 billion and 0.50% of the average daily net assets exceeding $1.0 billion. The table below sets forth information about the total management fees paid by the Fund to the Manager for the periods indicated.

            Fiscal Year Ended July 31,     Management Fee
            --------------------------     --------------
            1999..........................   $1,286,002
            1998..........................   $1,237,408
            1997..........................   $1,371,623

  Payment of Fund Expenses. The Management Agreement obligates the Manager to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Trust connected with investment and economic research, trading and investment management of the Trust, as well as the fees of all Trustees of the Trust who are affiliated persons of ML & Co. or any of its affiliates. The Fund pays all other expenses incurred in its operation and a portion of the Trust's general administrative expenses allocated on the basis of the asset size of the respective series of the Trust ("Series"). Expenses that will be borne directly by the Series include redemption expenses, expenses of portfolio transactions, expenses of registering the shares under federal and state securities laws, pricing costs (including the daily calculation of net asset value), expenses of printing shareholder reports, prospectuses and statements of additional information, except to the extent paid by Merrill Lynch Funds Distributor, a division of PFD (the "Distributor") as described below, fees for legal and auditing services, Commission fees, interest, certain taxes and other expenses attributable to a particular Series. Expenses that will be allocated on the basis of asset size of the respective Series include fees and expenses of non-interested Trustees, state franchise taxes, costs of printing proxies and other expenses relating to shareholder meetings and other expenses properly payable by the Trust. The organizational expenses of the Trust were paid by the Trust, and if additional Series are added to the Trust, the organizational expenses will be allocated among the Series in a manner deemed equitable by the Trustees. Depending upon the nature of a lawsuit, litigation costs may be assessed to the specific Series to which the lawsuit relates or allocated on the basis of the asset size of the respective Series. The Trustees have determined that this is an appropriate method of allocation of expenses. Accounting services are provided to the Trust by the Manager and the Trust reimburses the Manager for its costs in connection with such services. As required by the Fund's distribution agreements, the Distributor will pay the promotional expenses of the Fund incurred in connection with the offering of shares of the Fund. Certain expenses in connection with the account maintenance and distribution of Class B and Class C shares will be financed by the Trust pursuant to the Distribution Plans in compliance with Rule 12b-1 under the Investment Company Act. See "Purchase of Shares -- Distribution Plans." Reference is made to "Management of the Fund" in the Prospectus for certain information concerning the management and advisory arrangements of the Trust.

  Organization of the Manager. The Manager is a limited partnership, the partners of which are ML & Co., a financial services holding company and the parent of Merrill Lynch, and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Manager as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

  Duration and Termination. Unless earlier terminated as described herein, the Management Agreement will remain in effect from year to year if approved annually (a) by the Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company
Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party or by vote of the shareholders of the Fund.

  Transfer Agency Services. Financial Data Services, Inc. (the "Transfer Agent"), a subsidiary of ML & Co., acts as the Trust's Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee of $11.00 per Class A or Class D account and $14.00 per Class B or Class C account and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.

  Distribution Expenses. The Fund has entered into four separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreement described above.

Code of Ethics

  The Board of Trustees of the Trust has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act that incorporates the Code of Ethics of the Manager (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Manager and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

  The Codes require that all employees of the Manager pre-clear any personal securities investment (with limited exceptions, such as government securities). The pre-clearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Manager include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Manager. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

                              PURCHASE OF SHARES

  Reference is made to "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

  The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees (also known as service fees) and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The contingent deferred sales charges ("CDSCs"), distribution fees and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder
Services -- Exchange Privilege."

  Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

  The Merrill Lynch Select PricingSM System is used by more than 50 registered investment companies advised by MLAM or FAM. Funds advised by MLAM or FAM that utilize the Merrill Lynch Select PricingSM System are referred to herein as "Select Pricing Funds."

  The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Fund or the Distributor. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a sale of shares to such customers. Purchases made directly through the Transfer Agent are not subject to the processing fee.

Initial Sales Charge Alternatives -- Class A and Class D Shares

  Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charges and, in the case of Class D shares, the account maintenance fee. Although some investors who previously purchased Class A shares may no longer be eligible to purchase Class A shares of other Select Pricing Funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

  The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Eligible Class A Investors

  Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors who currently own Class A shares in a shareholder account are entitled to purchase additional Class A shares of the Fund in that account. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign banking institutions provided that the program or bank has $3 million or more initially invested in Select Pricing Funds. Also eligible to purchase Class A shares in a shareholder account at net asset value are participants in certain investment programs including TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and certain purchases made in connection with certain fee-based programs. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM/FAM-advised investment companies. Certain persons who acquired shares of certain MLAM/FAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions are met. In addition, Class A shares of the Fund and certain other Select Pricing Funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Fund and certain other Select Pricing Funds.

Class A and Class D Sales Charge Information

                                   Class A Shares
      ---------------------------------------------------------------------------
      For the Fiscal   Gross Sales Sales Charges Sales Charges CDSCs Received on
        Year Ended       Charges    Retained By     Paid To      Redemption of
         July 31,       Collected   Distributor  Merrill Lynch Load-Waived Shares
      --------------   ----------- ------------- ------------- ------------------
           1999          $ 6,609      $  512        $ 6,097         $     0
           1998          $13,043      $1,243        $11,800         $     0
           1997          $ 7,501      $  729        $ 6,772         $     0

                                   Class D Shares
      ---------------------------------------------------------------------------
      For the Fiscal   Gross Sales Sales Charges Sales Charges CDSCs Received on
        Year Ended       Charges    Retained By     Paid To      Redemption of
         July 31,       Collected   Distributor  Merrill Lynch Load-Waived Shares
      --------------   ----------- ------------- ------------- ------------------
           1999          $88,770      $3,354        $85,416         $10,372
           1998          $26,224      $2,713        $23,511         $10,000
           1997          $27,060      $2,785        $24,275         $     0

  The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

Reduced Initial Sales Charges

  Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed to obtain such investments.

  Reinvested Dividends. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends.

  Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of any other Select Pricing Funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

  Letter of Intent. Reduced sales charges are applicable to purchases aggregating $25,000 or more of the Class A or Class D shares of the Fund or any Select Pricing Funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at the Fund's Transfer Agent. The Letter of Intent is not available to employee benefit plans for which Merrill Lynch provides plan participant recordkeeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other Select Pricing Funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to at least 5.0% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5.0% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the further reduced percentage sales charge that would be applicable to a single purchase equal to the total dollar value of the Class A or Class D shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charge on any previous purchase.

  The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from the Fund.

  TMASM Managed Trusts. Class A shares are offered at net asset value to TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services.

  Employee AccessSM Accounts. Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee AccessSM Accounts available through authorized employers. The initial minimum investment for such accounts is $500, except that the initial minimum investment for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

  Purchase Privilege of Certain Persons. Trustees of the Trust, members of the Boards of other MLAM/FAM-advised funds, ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value. The Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees and directors or trustees wishing to purchase shares of the Fund must satisfy the Fund's suitability standards.

  Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Financial Consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of shares of a mutual fund that was sponsored by the Financial Consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and, second, the investor must establish that such redemption had been made within 60 days prior to the investment in the Fund and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

  Class D shares of the Fund are also offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Consultant and that has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice") if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and, second, such purchase of Class D shares must be made within 90 days after such notice.

  Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Consultant and that has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of shares of such other mutual fund and that such shares have been outstanding for a period of no less than six months; and, second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

  Closed-End Fund Investment Option. Class A shares of the Fund and certain other Select Pricing Funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by FAM or MLAM who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select PricingSM System commenced operations) and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A Shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other Select Pricing Funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Eligible Class D Shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.

  Shareholders of certain MLAM/FAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.

  Acquisition of Certain Investment Companies. Class D shares may be offered at net asset value in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

Deferred Sales Charge Alternatives -- Class B and Class C Shares

  Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in Select Pricing Funds.

  Because no initial sales charges are deducted at the time of the purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors that do not qualify for the reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately ten years, and thereafter investors will be subject to lower ongoing fees.

  The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. See "Pricing of Shares -- Determination of Net Asset Value" below.

Contingent Deferred Sales Charges -- Class B Shares

  Class B shares that are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the four-year period. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

  The following table sets forth the Class B CDSC:

                                                            CDSC as a Percentage
                                                              of Dollar Amount
      Year Since Purchase Payment Made                       Subject to Charge
      --------------------------------                      --------------------
      0-1..................................................         4.0%
      1-2..................................................         3.0%
      2-3..................................................         2.0%
      3-4..................................................         1.0%
      4 and thereafter.....................................         None

  To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase).

  The Class B CDSC may be waived on redemptions of shares in certain circumstances, including any partial or complete redemption following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability or, if later, reasonably, promptly, following completion of probate. The Class B CDSC may be waived or its terms may be modified in connection with certain fee-based programs. The Class B CDSC may also be waived in connection with involuntary termination of an account in which Fund shares are held or for withdrawals through the Merrill Lynch Systematic Withdrawal Plan. See "Shareholder Services -- Fee-Based Programs" and " --
 Systematic Withdrawal Plan."

  Conversion of Class B Shares to Class D Shares. After approximately ten years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.10% of average daily net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

  In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at the Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

  In general, Class B shares of equity Select Pricing Funds will convert approximately eight years after initial purchase and Class B shares of taxable and tax-exempt fixed income Select Pricing Funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired. The Conversion Period also may be modified for investors that participate in certain fee-based programs. See "Shareholder Services -- Fee-Based Programs."

  Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services --Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

  Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

Contingent Deferred Sales Charges -- Class C Shares

  Class C shares that are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption. The Class C CDSC may be waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan. See "Shareholder Services -- Systematic Withdrawal Plan." The Class C CDSC of the Fund and certain other Select Pricing Funds may be waived with respect to Class C shares purchased by an investor with the net proceeds of a tender offer made by certain MLAM/FAM-advised closed end funds, including Merrill Lynch Senior Floating Rate Fund II, Inc. Such waiver is subject to the requirement that the tendered shares shall have been held by the investor for a minimum of one year and to such other conditions as are set forth in the prospectus for the related closed end fund.

Class B and Class C Sales Charge Information

                                  Class B Shares*
        --------------------------------------------------------------------------------
        For the Fiscal Year             CDSCs Received                     CDSCs Paid to
          Ended July 31,                by Distributor                     Merrill Lynch
        -------------------             --------------                     -------------
               1999                        $164,622                          $164,622
               1998                        $109,591                          $109,591
               1997                        $265,358                          $265,358

            * Additional Class B CDSCs payable to the Distributor
              may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs.

                                   Class C Shares
        --------------------------------------------------------------------------------
        For the Fiscal Year             CDSCs Received                     CDSCs Paid to
          Ended July 31,                by Distributor                     Merrill Lynch
        -------------------             --------------                     -------------
               1999                         $3,967                            $3,967
               1998                         $1,169                            $1,169
               1997                         $4,549                            $4,549

  Merrill Lynch compensates its Financial Consultants for selling Class B and Class C shares at the time of purchase from its own funds. Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares from the dealer's own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. See "Distribution Plans" below. Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the National Association of Securities Dealers, Inc. ("NASD") asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below.

Distribution Plans

  Reference is made to "Fees and Expenses" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

  The Distribution Plans for Class B, Class C and Class D shares each provides that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rates of 0.25%, 0.25% and 0.10%, respectively, of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities with respect to Class B, Class C and Class D shares. Each of those classes has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan).

  The Distribution Plans for Class B and Class C shares each provides that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rates of 0.25% and 0.35%, respectively, of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares.

  The Fund's Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of each Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and each related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the non-interested Trustees concluded that there is reasonable likelihood that each Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders and all material amendments are required to be approved by the vote of Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of the Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years in an easily accessible place.

  Among other things, each Distribution Plan provides that the Distributor shall provide and the Trustees shall review quarterly reports of the disbursement of the account maintenance and/or distribution fees paid to the Distributor. Payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans annually, as of December 31 of each year, on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs and the expenses consist of financial consultant compensation.

  As of December 31, 1998, the last date for which fully allocated accrual data is available, the fully allocated accrual expenses of the Distributor and Merrill Lynch for the period since the commencement of operations of Class B shares exceeded the fully allocated accrual revenues by approximately $2,772,000 (1.82% of Class B net assets at that date). As of July 31, 1999, direct cash revenues for the period since the commencement of operations of Class B shares exceeded direct cash expenses by $4,255,197 (3.19% of Class B net assets at that date). As of December 31, 1998, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch for the period since the commencement of operations of Class C shares exceeded the fully allocated accrual revenues by approximately $46,000 (.42% of Class C net assets at that date). As of July 31, 1999, direct cash revenues for the period since the commencement of operations of Class C shares exceeded direct cash expenses by $108,575 (1.00% of Class C net assets at that date).

  For the fiscal year ended July 31, 1999, the Fund paid the Distributor $730,121 pursuant to the Class B Distribution Plan (based on average daily net assets subject to such Class B Distribution Plan of approximately $146.4 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended July 31, 1999, the Fund paid the Distributor $64,309 pursuant to the Class C Distribution Plan (based on average daily net assets subject to such Class C Distribution Plan of approximately $10.7 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended July 31, 1999, the Fund paid the Distributor $34,267 pursuant to the Class D Distribution Plan (based on average daily net assets subject to such Class D Distribution Plan of approximately $34.4 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.

Limitations on the Payment of Deferred Sales Charges

  The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

  The following table sets forth comparative information as of July 31, 1999 with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to the Class B shares, the Distributor's voluntary maximum.

                                                  Data Calculated as of July 31, 1999
                          -----------------------------------------------------------------------------------
                                                            (in thousands)
                                                                                                    Annual
                                                                                                 Distribution
                                                     Allowable             Amounts                  Fee at
                          Eligible    Allowable     Interest on Maximum   Previously   Aggregate Current Net
                           Gross      Aggregate       Unpaid    Amount     Paid to      Unpaid      Asset
                          Sales(1) Sales Charges(2) Balance(3)  Payable Distributor(4)  Balance    Level(5)
                          -------- ---------------- ----------- ------- -------------- --------- ------------
Class B Shares for the
 period
 May 31, 1991
 (commencement of
 operations) to July 31,
 1999
Under NASD Rule as
 Adopted................  $329,611     $20,558        $12,027   $32,585     $6,326      $26,259      $333
Under Distributor's
 Voluntary Waiver.......  $329,611     $20,558        $ 1,691   $22,249     $6,326      $15,923      $333

Class C Shares, for the
 period October 21, 1994
 (commencement
 of operations) to July
 31, 1999
Under NASD Rule as
 Adopted................  $ 14,186     $   876        $   203   $ 1,079     $  112      $   967      $ 38

----------
(1) Purchase price of all eligible Class B or Class C shares sold during the periods indicated other than shares acquired through dividend reinvestment and the exchange privilege.
(2) Includes amounts attributable to exchanges from Summit Cash Reserves Fund ("Summit") which are not reflected in Eligible Gross Sales. Shares of Summit can only be purchased by exchange from another fund (the "redeemed fund"). Upon such an exchange, the maximum allowable sales charge payment to the redeemed fund is reduced in accordance with the amount of the redemption. This amount is then added to the maximum allowable sales charge payment with respect to Summit. Upon an exchange out of Summit, the remaining balance of this amount is deducted from the maximum allowable sales charge payment to Summit and added to the maximum allowable sales charge payment to the fund into which the exchange is made.
(3) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0%, as permitted under the NASD Rule.
(4) Consists of CDSC payments, distribution fee payments and accruals. See "What are the Fund's fees and expenses?" in the Prospectus. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class A shares in conjunction with the shareholder's participation in the Merrill Lynch Mutual Fund Advisor (Merrill Lynch MFASM) Program (the "MFA Program"). The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA Program.
(5) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum (with respect to Class B shares) or the NASD maximum (with respect to Class B and Class C shares).

                             REDEMPTION OF SHARES

  Reference is made to "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

  The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

  The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the New York Stock Exchange (the "NYSE") is restricted as determined by the Commission or the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

  The value of shares at the time of redemption may be more or less than the shareholder's cost, depending in part on the market value of the securities held by the Fund at such time.

Redemption

  A shareholder wishing to redeem shares held with the Transfer Agent may do so without charge by tendering the shares directly to the Transfer Agent at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Fund. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent's register. The signature on the redemption request may require a guarantee by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (the "Exchange Act"), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent's register; (ii) all checks must be mailed to the stencil address of record on the Transfer Agent's register and (iii) the stencil address must not have changed within 30 days. Certain rules may apply regarding certain account types such as but not limited to UGMA/UTMA accounts, Joint Tenancies With Rights of Survivorship, contra broker transactions, and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.

  At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of such Fund shares, which will usually not exceed 10 days.

Repurchase

  The Fund also will repurchase Fund shares through a shareholder's listed securities dealer. The Fund normally will accept orders to repurchase Fund shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Shares will be priced at the net asset value calculated on the day the request is received, provided that the request for repurchase is submitted to the dealer prior to the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) and such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE, in order to obtain that day's closing price.

  The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a repurchase of shares to such customers. Repurchases made directly through the Transfer Agent on accounts held at the Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Fund may redeem Fund shares as set forth above.

Reinstatement Privilege -- Class A and Class D Shares

  Shareholders who have redeemed their Class A or Class D shares of the Fund have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

                               PRICING OF SHARES

Determination of Net Asset Value

  Reference is made to "How Shares Are Priced" in the Prospectus.

  The net asset value of the shares of all classes of the Fund is determined by the Manager once daily Monday through Friday after the close of business on the NYSE on each day the NYSE is open for trading. The NYSE generally closes at 4:00 p.m., Eastern time. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Manager and Distributor, are accrued daily.

  The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of Class A shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares, and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover, the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. The per share net asset value of Class C shares will generally be lower than the per share net asset value of Class B shares reflecting the daily expense accruals of the higher distribution fees applicable with respect to Class C shares. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differentials between the classes.

  The Florida Municipal Bonds and Municipal Bonds and other portfolio securities in which the Fund invests are traded primarily in over- the-counter ("OTC") municipal bond and money markets and are valued at the last available bid price for long positions and at the last available ask price for short positions in the OTC market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. One bond is the "yield equivalent" of another bond when, taking into account market price, maturity, coupon rate, credit rating and ultimate return of principal, both bonds will theoretically produce an equivalent return to the bondholder. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with a remaining maturity of 60 days or less are valued on an amortized cost basis which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may use a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

Computation of Offering Price Per Share

  An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund based on the value of the Fund's net assets and number of shares outstanding on July 31, 1999 is set forth below.

                                  Class A     Class B      Class C     Class D
                                ----------- ------------ ----------- -----------
Net Assets....................  $38,214,465 $133,275,689 $10,897,356 $37,712,803
                                =========== ============ =========== ===========
Number of Shares Outstanding..    3,791,812   13,224,401   1,083,139   3,748,569
                                =========== ============ =========== ===========
Net Asset Value Per Share (net
 assets divided by number of
 shares outstanding)..........  $     10.08 $      10.08 $     10.06 $     10.06
Sales Charge (for Class A and
 Class D shares: 4.00% of
 offering price; 4.17% of net
 asset value per share)*......          .42           **          **         .42
                                ----------- ------------ ----------- -----------
Offering Price................  $     10.50 $      10.08 $     10.06 $     10.48
                                =========== ============ =========== ===========

----------
 * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C
    Shares -- Contingent Deferred Sales Charges -- Class B Shares" and " --
     Contingent Deferred Sales Charges -- Class C Shares" herein.

                            PORTFOLIO TRANSACTIONS

Transactions in Portfolio Securities

  Subject to policies established by the Trustees, the Manager is primarily responsible for the execution of the Fund's portfolio transactions. The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. Where possible, the Trust deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Trust to obtain the best results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm's general execution and operations facilities and the firm's risk in positioning the securities involved. The portfolio securities of the Fund generally are traded on a principal basis and normally do not involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available. Transactions with respect to the securities of small and emerging growth companies in which the Fund may invest may involve specialized services on the part of the broker or dealer and thereby entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.

  Subject to obtaining the best net results, dealers who provide supplemental investment research (such as information concerning tax-exempt securities, economic data and market forecasts) to the Manager may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under its Management Agreement and the expense of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Manager in servicing all of its accounts and all such research might not be used by the Manager in connection with the Fund. Consistent with the Conduct Rules of the NASD and policies established by the Trustees of the Trust, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

  Because of the affiliation of Merrill Lynch with the Manager, the Fund is prohibited from engaging in certain transactions involving such firm or its affiliates except pursuant to an exemptive order under the Investment Company Act. Included among such restricted transactions are purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. Under an exemptive order, the Trust may effect principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities subject to conditions set forth in such order. Information regarding transactions executed pursuant to the exemptive order is set forth in the following table:

                                       Number of      Approximate Aggregate
      Fiscal Year Ended July 31,      Transactions Market Value of Transactions
      --------------------------      ------------ ----------------------------
      1999...........................       0                  $ 0
      1998...........................       0                  $ 0
      1997...........................       0                  $ 0

  An affiliated person of the Trust may serve as broker for the Fund in OTC transactions conducted on an agency basis. Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the Investment Company Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Trustees have considered all factors deemed relevant and have made a determination not to seek such recapture at this time. The Trustees will reconsider this matter from time to time.

  The Fund may not purchase securities, including Municipal Bonds, during the existence of any underwriting syndicate of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Trustees of the Trust which either comply with rules adopted by the Commission or with interpretations of the Commission staff. Rule 10f-3 under the Investment Company Act sets forth conditions under which the Fund may purchase Municipal Bonds from an underwriting syndicate of which Merrill Lynch is a member. The rule sets forth requirements relating to, among other things, the terms of an issue of Municipal Bonds purchased by the Fund, the amount of Municipal Bonds that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue.

  Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund. Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Manager or MLAM.

  Because of different objectives or other factors, a particular security may be bought for one or more clients of the Manager or an affiliate when one or more clients of the Manager or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Manager or an affiliate acts as manager transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

                             SHAREHOLDER SERVICES

  The Trust offers a number of shareholder services and investment plans described below that are designed to facilitate investment in shares of the Fund. Full details as to each of such services, copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Fund, by calling the telephone number on the cover page hereof, or from the Distributor or Merrill Lynch.

Investment Accounts

  Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements will also show any other activity in the account since the preceding statement. Shareholders will also receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. A shareholder may also maintain an account through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name may be opened automatically at the Transfer Agent.

  Share certificates are issued only for full shares and only upon the specific request of a shareholder who has an Investment Account. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

  Shareholders may transfer their Fund shares from Merrill Lynch to another securities dealer that has entered into a selected dealer agreement with Merrill Lynch. Certain shareholder services may not be available for the transferred shares. After the transfer, the shareholder may purchase additional shares of funds owned before the transfer and all future trading of these assets must be coordinated by the new firm. If a shareholder wishes to transfer his or her shares to a securities dealer that has not entered into a selected dealer agreement with Merrill Lynch, the shareholder must either (i) redeem his or her shares, paying any applicable CDSC or (ii) continue to maintain an Investment Account at the Transfer Agent for those shares. The shareholder may also request the new securities dealer to maintain the shares in an account at the Transfer Agent registered in the name of the securities dealer for the benefit of the shareholder whether the securities dealer has entered into a selected dealer agreement or not.

Exchange Privilege

  U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other Select Pricing Funds and Summit Cash Reserves Fund ("Summit"), a series of Financial Institutions Series Trust, which is a Merrill Lynch-sponsored money market fund specifically designated for exchange by holders of Class A, Class B, Class C and Class D shares of Select Pricing Funds. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

  Exchanges of Class A and Class D Shares. Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second Select Pricing Fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second Select Pricing Fund, but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for

Class A shares of a second Select Pricing Fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class D shares are exchangeable with shares of the same class of other Select Pricing Funds.

  Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of other Select Pricing Funds or for Class A shares of Summit, ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A or Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares generally may be exchanged into the Class A or Class D shares, respectively, of the other funds with a reduced sales charge or without a sales charge.

  Exchanges of Class B and Class C Shares. Certain Select Pricing Funds with Class B or Class C shares outstanding ("outstanding Class B or Class C shares") offer to exchange their Class B or Class C shares for Class B or Class C shares, respectively, of certain other Select Pricing Funds or for Class B shares of Summit ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the CDSC that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund's Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of Fund Class B shares to the three-year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the Special Value Fund Class B shares for more than five years.

  Exchanges for Shares of a Money Market Fund. Class A and Class D shares are exchangeable for Class A shares of Summit and Class B and Class C shares are exchangeable for Class B shares of Summit. Class A shares of Summit have an exchange privilege back into Class A or Class D shares of Select Pricing Funds; Class B shares of Summit have an exchange privilege back into Class B or Class C shares of Select Pricing Funds and, in the event of such an exchange, the period of time that Class B shares of Summit are held will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Class B shares. Class B shares of Summit will be subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Class B shares. This exchange privilege does not apply with respect to certain Merrill Lynch fee-based programs for which alternative exchange arrangements may exist. Please see your Merrill Lynch Financial Consultant for further information.

  Prior to October 12, 1998, exchanges from the Fund and other Select Pricing Funds into a money market Fund were directed to certain Merrill Lynch-sponsored money market funds other than Summit. Shareholders who exchanged Select Pricing Fund shares for shares of such other money market funds and subsequently wish to exchange those money market fund shares for shares of the Fund will be subject to the CDSC schedule applicable to such Fund shares, if any. The holding period for those money market fund shares will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period. However, the holding period for Class B or Class C shares of the Fund received in exchange for such money market fund shares will be aggregated with the holding period for fund shares originally exchanged for such money market fund shares for purposes of reducing the CDSC or satisfying the Conversion Period.

  Exchanges by Participants in the MFA Program. The Fund's exchange privilege is also modified with respect to purchases of Class A and Class D shares by investors under the MFA Program. First, the initial allocation of assets is made under the MFA Program. Then any subsequent exchange under the MFA Program of Class A or Class D shares of a Select Pricing Fund for Class A or Class D shares of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other Select Pricing Fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA Program.

  Exercise of the Exchange Privilege. To exercise the exchange privilege, a shareholder should contact his or her Merrill Lynch Financial Consultant, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other Select Pricing Funds with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

Fee-Based Programs

  Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from the Transfer Agent at 1-800-MER-FUND or 1-800-637-3863.

Automatic Investment Plans

  A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor) or Class B, Class C or Class D shares at the applicable public offering price. These purchases may be made either through the shareholder's securities dealer, or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund's Automatic Investment Plan. The Fund would be authorized, on a regular basis, to provide systematic additions to the Investment Account of such shareholder through charges of $50 or more to the regular bank account of the shareholder by either pre-authorized checks or automated clearing house debits. An investor whose shares of the Fund are held within a CMA(R) or CBA(R) Account may arrange to have periodic investments made in the Fund in amounts of $100 or more through the CMA(R) or CBA(R) Automatic Investment Program.

Automatic Dividend Reinvestment Plan

  Unless specific instructions are given as to the method of payment, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund as determined after the close of business on the NYSE on the monthly payment date for such dividends. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends.

  Shareholders may, at any time, by written notification to Merrill Lynch if their account is maintained with Merrill Lynch, or by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent, if their account is maintained with the Transfer Agent, elect to have subsequent dividends paid in cash, rather than reinvested in shares of the Fund or vice versa (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder's bank account.

Systematic Withdrawal Plan

  A shareholder may elect to receive systematic withdrawals from his or her Investment Account by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders that have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

  At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and the class of shares to be redeemed. Redemptions will be made at net asset value as determined after the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined after the close of business on the NYSE on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit of the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends on all shares in the Investment Account are automatically reinvested in shares of the Fund. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.

  With respect to redemptions of Class B or Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares." Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will be applied thereafter to Class D shares if the shareholder so elects. If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her Merrill Lynch Financial Consultant.

  Withdrawal payments should not be considered as dividends. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors that maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Automatic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

  Alternatively, a shareholder whose shares are held within a CMA(R) or CBA(R) Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder's account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA(R) or CBA(R) Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA(R) or CBA(R) Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.

                              DIVIDENDS AND TAXES

Dividends

  The net investment income of the Fund is declared as dividends daily prior to the determination of the net asset value which is calculated after the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on that day. The net investment income of the Fund for dividend purposes consists of interest earned on portfolio securities, less expenses, in each case computed since the most recent determination of net asset value. Expenses of the Fund, including the management fees and the account maintenance and distribution fees, are accrued daily. Dividends of net investment income are declared daily and reinvested monthly in the form of additional full and fractional shares of the Fund at net asset value as of the close of business on the "payment date" unless the shareholder elects to receive such dividends in cash. Shares will accrue dividends as long as they are issued and outstanding. Shares are issued and outstanding from the settlement date of a purchase order to the day prior to settlement date of a redemption order.

  All net realized capital gains, if any, are declared and distributed to the Fund's shareholders at least annually. Capital gain dividends will be reinvested automatically in shares of the Fund unless the shareholder elects to receive such dividends in cash.

  The per share dividends on each class of shares will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable to that class. See "Pricing of Shares -- Determination of Net Asset Value."

  See "Shareholder Services" for information as to how to elect either dividend reinvestment or cash payments. Portions of dividends which are taxable to shareholders as described below are subject to income tax whether they are reinvested in shares of the Fund or received in cash.

Taxes

  The Trust intends to continue to qualify the Fund for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Trust intends to cause the Fund to distribute substantially all of such income.

  As discussed in "General Information -- Description of Shares," the Trust has established other series in addition to the Fund (together with the Fund, the "Series"). Each Series of the Trust is treated as a separate corporation for Federal income tax purposes. Each Series, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs. Losses in one Series do not offset gains in another Series, and the requirements (other than certain organizational requirements) for qualifying for RIC status will be determined at the Series level rather than at the Trust level.

  The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of a RIC, such as the Fund, that pays exempt-interest dividends.

  The Trust intends to qualify the Fund to pay "exempt-interest dividends" as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's total assets consists of obligations exempt from Federal income tax ("tax-exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund shall be qualified to pay exempt-interest dividends to its Class A, Class B, Class C and Class D shareholders (together the "shareholders"). Exempt-interest dividends are dividends or any part thereof paid by the Fund that are attributable to interest on tax-exempt obligations and designated by the Trust as exempt-interest dividends in a written notice mailed to the Fund's shareholders within 60 days after the close of the Fund's taxable year. The Fund will allocate interest from tax-exempt obligations (as well as ordinary income, capital gains and tax preference items discussed below) among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of shares) that is based upon the gross income that is allocable to the Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe.

  Exempt-interest dividends will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for Federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisors with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a shareholder would be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds of an issue of "industrial development bonds" or "private activity bonds," if any, held by the Fund.

  Dividends paid by the Fund to individuals who are Florida residents are not subject to personal income taxation by Florida, because Florida does not impose a personal income tax. Distributions of investment income and capital gains by the Fund will be subject to Florida corporate income taxes and state taxes in states other than Florida. The Trust will inform shareholders annually regarding the portion of the Fund's distributions that constitutes exempt-interest dividends and the portion that is exempt from Florida intangible personal property taxes. Prior to July 1, 1999, shares similar to shares in the Fund were exempt from Florida intangible personal property tax if the Fund's portfolio consisted solely of assets exempt from the Florida intangible personal property tax. Under this provision, the Fund previously received a ruling from the Florida Department of Revenue that if on the last business day of any calendar year the Fund's assets consist solely of assets exempt from Florida intangible personal property tax, shares of the Fund will be exempt from Florida intangible personal property tax in the following year. Effective July 1, 1999, the Florida Legislature revised this requirement so that the Fund's shares will be exempt if at least ninety percent of the net asset value of the portfolio of assets corresponding to the shares in the Fund is invested in assets that are exempt from the Florida intangible personal property tax. The Fund has applied for a ruling from the Florida Department of Revenue that if, on the last business day of any calendar year, at least ninety percent of the net asset value of the portfolio of assets corresponding to shares in the Fund is invested in assets that are exempt from the tax, shares of the Fund owned by Florida residents will be exempt from the Florida intangible personal property tax in the following year. Although there is no assurance that the Florida Department of Revenue will issue a favorable ruling on this issue, the Florida Department of Revenue has previously issued similar rulings. The Florida Department of Revenue has the authority to revoke or modify a previously issued ruling; however, if a ruling is revoked or modified, the revocation or modification is prospective only. Prior to the receipt of the ruling from the Florida Department of Revenue, the Fund will rely on an opinion of Florida counsel for the Fund, Holland & Knight LLP, stating that the Fund's shares will be exempt from Florida intangible personal property tax if the revised asset requirement is met. This opinion is based on existing Florida law and interpretive authority which could be changed at any time retroactively. While the opinion represents the best judgment of Holland & Knight LLP, there is no guarantee that the legal conclusions will not be challenged by the Department of Revenue or in judicial or administrative proceedings. Thus, under Florida counsel's opinion or if a favorable ruling is issued, and if the revised requirement is met, shares of the Fund owned by Florida residents will be exempt from Florida intangible personal property tax. Assets exempt from Florida intangible personal property tax include obligations of the State of Florida and its political subdivisions; obligations of the United States Government or its agencies; and cash. If shares of the Fund are subject to Florida intangible personal property tax because less than 90% of the net asset value of the Fund's assets on the last business day of the previous calendar year consisted of assets exempt from Florida intangible personal property tax, only that portion of the value of Fund shares equal to the portion of the net asset value of the Fund that is attributable to obligations of the U.S. Government will be exempt from taxation. The Fund anticipates that on the last business day of each calendar year at least 90% of the net asset value of the Fund's assets will consist of assets exempt from Florida intangible personal property tax.

  To the extent the Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ("ordinary income dividends"), such distributions are considered ordinary income for Federal income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options ("capital gain dividends") are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares. Certain categories of capital gains are taxable at different rates. Generally not later than 60 days after the close of the Fund's taxable year, the Trust will provide shareholders with a written notice designating the amounts of any exempt-interest dividends and capital gain dividends, as well as any amount of capital gain dividends in the different categories of capital gain referred to above. Distributions by the Fund, whether from exempt-interest income, ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code.

  All or a portion of the Fund's gains from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The alternative minimum tax applies to interest received on certain "private activity bonds" issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference," which could subject certain investors in such bonds, including shareholders of the Fund, to a alternative minimum tax. The Fund will purchase such "private activity bonds," and the Trust will report to shareholders within 60 days after calendar year-end the portion of the Fund's dividends declared during the year which constitute an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings," which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay Federal alternative minimum tax on exempt-interest dividends paid by the Fund.

  The Fund may invest in high yield securities, as described in "Investment Objective and Policies -- Description of Municipal Bonds." Furthermore, the Fund may also invest in instruments the return on which includes non-traditional features such as indexed principal or interest payments ("non-traditional instruments"). These instruments may be subject to special tax rules under which the Fund may be required to accrue and distribute income before amounts due under the obligations are paid. In addition, it is possible that all or a portion of the interest payments on such high yield securities and/or non-traditional instruments could be recharacterized as taxable ordinary income.

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis on the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

  If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  Ordinary income dividends paid to shareholders that are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such shareholder is not otherwise subject to backup withholding.

  The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Fund) during the taxable year.

Tax Treatment of Options and Futures Transactions

  The Fund may purchase and sell municipal bond index futures contracts and interest rate futures contracts on U.S. Government securities ("financial futures contracts"). The Fund may also purchase and write call and put options on such financial futures contracts. In general, unless an election is available to the Fund or an exception applies, such options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, (i.e., each such option or financial futures contract will be treated as sold for its fair market value on the last day of the taxable year), and any gain or loss attributable to Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

  Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's sales of securities and transactions in financial futures contracts and related options. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or the related options.

Florida Taxation of the Fund

  If the Fund does not have a taxable nexus to Florida, such as through the location within the state of the Fund's activities or those of FAM, under present Florida law, the Fund is not subject to Florida corporate income taxation. Additionally, if a Fund's assets do not have a taxable situs in Florida on January 1 of each calendar year, the Fund will not be subject to Florida intangible personal property tax. If a Fund has a taxable nexus to Florida or the Fund's assets have a taxable situs in Florida on January 1 of any year, the Fund will be subject to Florida taxation. The Fund does not believe its current operations create a taxable nexus with Florida.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code, Treasury regulations and Florida tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections, the Treasury regulations promulgated thereunder and Florida tax laws. The Code and the Treasury regulations, as well as the Florida tax laws, are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Shareholders are urged to consult their tax advisers regarding the availability of any exemptions from state or local taxes and with specific questions as to Federal, foreign, state or local taxes.

                               PERFORMANCE DATA

  From time to time the Fund may include its average annual total return and other total return data, as well as yield and tax-equivalent yield, in advertisements or information furnished to present or prospective shareholders. Total return, yield and tax-equivalent yield figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return, yield and tax-equivalent yield are determined separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

  Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

  Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by
(b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. Tax equivalent yield quotations will be computed by dividing (a) the part of the Fund's yield that is tax-exempt by
(b) one minus a stated tax rate and (c) adding the result to that part, if any, of the Fund's yield that is not tax-exempt.

  The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

  Set forth below is total return, yield and tax-equivalent yield information for the Class A, Class B, Class C and Class D shares of the Fund for the periods indicated.

                                    Class A Shares                      Class B Shares
                          ----------------------------------- -----------------------------------
                            Expressed as    Redeemable Value    Expressed as    Redeemable Value
                            a percentage    of a hypothetical   a percentage    of a hypothetical
                             based on a     $1,000 investment    based on a     $1,000 investment
                            hypothetical      at the end of     hypothetical      at the end of
Period                    $1,000 investment    the period     $1,000 investment    the period
------                    ----------------- ----------------- ----------------- -----------------
                                                Average Annual Total Return
                                       (including maximum applicable sales charges)
One Year Ended July 31,
 1999...................        (2.49)%         $  975.10           (2.81)%         $  971.90
Five Years Ended July
 31, 1999...............         4.89%          $1,269.90            5.22%          $1,289.60
Inception (May 31, 1991)
 to
 July 31, 1999..........         5.80%          $1,584.70            5.79%          $1,584.00
                                                    Annual Total Return
                                       (excluding maximum applicable sales charges)
Year ended July 31,
1999....................         1.57%          $1,015.70            1.06%          $1,010.60
1998....................         5.61%          $1,056.10            5.07%          $1,050.70
1997....................         9.99%          $1,099.90            9.43%          $1,094.30
1996....................         6.30%          $1,063.00            5.76%          $1,057.60
1995....................         5.47%          $1,054.70            4.93%          $1,049.30
1994....................         0.39%          $1,003.90           (0.11)%         $  998.90
1993....................         7.98%          $1,079.80            7.44%          $1,074.40
1992....................        13.91%          $1,139.10           13.33%          $1,133.30
Inception (May 31, 1991)
 to
 July 31, 1991..........         1.07%          $1,010.70            0.99%          $1,009.90
                                                  Aggregate Total Return
                                       (including maximum applicable sales charges)
Inception (May 31, 1991)
 to
 July 31, 1999..........        58.47%          $1,584.70           58.40%          $1,584.00
                                                           Yield
30 days ended July 31,
 1999...................         4.62%                --             4.30%                --
                                                   Tax Equivalent Yield*
30 days ended July 31,
 1999...................         6.42%                --             5.97%                --

----------
* Based on a Federal income tax rate of 28%.

                                   Class C Shares                      Class D Shares
                         ----------------------------------- -----------------------------------
                           Expressed as    Redeemable Value    Expressed as    Redeemable Value
                           a percentage    of a hypothetical   a percentage    of a hypothetical
                            based on a     $1,000 investment    based on a     $1,000 investment
                           hypothetical      at the end of     hypothetical      at the end of
Period                   $1,000 investment    the period     $1,000 investment    the period
------                   ----------------- ----------------- ----------------- -----------------
                                               Average Annual Total Return
                                      (including maximum applicable sales charges)
One year ended July 31,
 1999...................       (0.01)%         $  999.90           (2.59)%         $  974.10
Inception (October 21,
 1994) to
 July 31, 1999..........        5.98%          $1,319.70            5.61%          $1,298.00
                                                   Annual Total Return
                                      (excluding maximum applicable sales charges)
Year ended July 31,
1999....................        0.95%          $1,009.50            1.46%          $1,014.60
1998....................        4.97%          $1,049.70            5.51%          $1,055.10
1997....................        9.33%          $1,093.30            9.89%          $1,098.90
1996....................        5.54%          $1,055.40            6.09%          $1,060.90
Inception (October 21,
 1994) to
 July 31, 1995..........        7.92%          $1,079.20            8.34%          $1,083.40
                                                 Aggregate Total Return
                                      (including maximum applicable sales charges)
Inception (October 21,
 1994) to
 July 31, 1999..........       31.97%          $1,319.70           29.80%          $1,298.00
                                                          Yield
30 days ended July 31,
 1999...................        4.20%                --             4.52%                --
                                                  Tax Equivalent Yield*
30 days ended July 31,
 1999...................        5.83%                --             6.28%                --

----------
* Based on a Federal income tax rate of 28%.

  In order to reflect the reduced sales charges in the case of Class A or Class D shares, or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares" the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC, and, therefore, may reflect greater total return since, due to the reduced sales charges or the waiver of CDSCs, a lower amount of expenses may be deducted.

  On occasion, the Fund may compare its performance to the Lehman Brothers Municipal Bond Index or other market indices or to performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc. ("Morningstar"), CDA Investment Technology, Inc., Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine, Fortune Magazine or other industry publications. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historic performance of the Fund and the index such as standard deviation and beta. In addition, from time to time the Fund may include Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

  Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return, yield and tax-equivalent yield will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

                              GENERAL INFORMATION

Description of Shares

  The Trust is a business trust organized on August 2, 1985 under the laws of Massachusetts. On October 1, 1987, the Trust changed its name from "Merrill Lynch Multi-State Tax-Exempt Series Trust" to "Merrill Lynch Multi-State Municipal Bond Series Trust," and on December 22, 1987 the Trust again changed its name to "Merrill Lynch Multi-State Municipal Series Trust." The Trust is an open-end management investment company comprised of separate Series, each of which is a separate portfolio offering shares to selected groups of purchasers. Each of the Series is managed independently in order to provide to shareholders who are residents of the state to which such Series relates with income exempt from Federal, and in certain cases state and local, income taxes. The Trustees are authorized to create an unlimited number of Series and, with respect to each Series, to issue an unlimited number of full and fractional shares of beneficial interest, $.10 par value per share, of different classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Series. The Trust is presently comprised of the Fund, Merrill Lynch Arizona Municipal Bond Fund, Merrill Lynch Arkansas Municipal Bond Fund, Merrill Lynch Colorado Municipal Bond Fund, Merrill Lynch Connecticut Municipal Bond Fund, Merrill Lynch Maryland Municipal Bond Fund, Merrill Lynch Massachusetts Municipal Bond Fund, Merrill Lynch Michigan Municipal Bond Fund, Merrill Lynch Minnesota Municipal Bond Fund, Merrill Lynch New Jersey Municipal Bond Fund, Merrill Lynch New Mexico Municipal Bond Fund, Merrill Lynch New York Municipal Bond Fund, Merrill Lynch North Carolina Municipal Bond Fund, Merrill Lynch Ohio Municipal Bond Fund, Merrill Lynch Oregon Municipal Bond Fund, Merrill Lynch Pennsylvania Municipal Bond Fund and Merrill Lynch Texas Municipal Bond Fund. Shareholder approval is not required for the authorization of additional Series or classes of a Series of the Trust.

  At the date of this Statement of Additional Information, the shares of the Fund are divided into Class A, Class B, Class C and Class D shares. Class A, Class B, Class C and Class D shares represent interests in the same assets of the Fund and are identical in all respects except that Class B, Class C and Class D shares bear certain expenses relating to the account maintenance associated with such shares and Class B and Class C shares bear certain expenses relating to the distribution of such shares. All shares of the Trust have equal voting rights. Each class has exclusive voting rights with respect to matters relating to distribution and/or account maintenance expenditures, as applicable (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). See "Purchase of Shares." The Trustees of the Trust may classify and reclassify the shares of any Series into additional or other classes at a future date.

  Each issued and outstanding share of a Series is entitled to one vote and to participate equally in dividends and distributions with respect to that Series and, upon liquidation or dissolution of the Series, in the net assets of such Series remaining after satisfaction of outstanding liabilities except that, as noted above, expenses relating to distribution and/or account maintenance of the Class B, Class C and Class D shares are borne solely by the respective class. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the terms of the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Also, the Trust will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in distribution fees or a change in the fundamental policies, objectives or restrictions of a Series.

  The obligations and liabilities of a particular Series are restricted to the assets of that Series and do not extend to the assets of the Trust generally. The shares of each Series, when issued, will be fully paid and nonassessable, have no preference, preemptive or similar rights and will be freely transferable. Redemption and conversion privileges are as set forth elsewhere herein and in the Prospectus. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. No amendments may be made to the Declaration of Trust, other than amendments necessary to conform the Declaration to certain laws or regulations, to change the name of the Trust, or to make certain non-material changes, without the affirmative vote of a majority of the outstanding shares of the Trust, or of the affected Series or class, as applicable.

  The Declaration of Trust establishing the Trust dated August 2, 1985, a copy of which, together with all amendments thereto (the "Declaration") is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch Multi-State Municipal Series Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability; nor shall resort be had to their private property for the satisfaction of any obligation or claim of the Trust, but the "Trust Property" only shall be liable. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

  The Manager provided the initial capital for the Fund by purchasing 10,000 shares of the Fund for $100,000. Such shares were acquired for investment and can only be disposed of by redemption. If additional Series are added to the Trust, the organizational expenses will be allocated among the Series in a manner deemed equitable by the Trustees.

Independent Auditors

  Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540-6400, has been selected as the independent auditors of the Trust. The selection of independent auditors is subject to approval by the non-interested Trustees of the Trust. The independent auditors are responsible for auditing the annual financial statements of the Fund.

Custodian

  State Street Bank and Trust Company (the "Custodian"), P. O. Box 351, Boston, Massachusetts 02101, acts as the custodian of the Fund's assets. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest on the Fund's investments.

Transfer Agent

  Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Trust's Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "How to Buy, Sell, Transfer and Exchange Shares -- Through the Transfer Agent" in the Prospectus.

Legal Counsel

  Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Trust.

Reports to Shareholders

  The fiscal year of the Fund ends on July 31 of each year. The Trust sends to the Fund's shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

Shareholder Inquiries

  Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

Additional Information

  The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

  Under a separate agreement, ML & Co. has granted the Trust the right to use the "Merrill Lynch" name and has reserved the right to withdraw its consent to the use of such name by the Trust at any time or to grant the use of such name to any other company, and the Trust has granted ML & Co. under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by ML & Co.

  To the knowledge of the Trust, the following persons or entities owned beneficially 5% or more of any class of the Fund's shares as of November 1, 1999:

               Name                         Address             Percent of Class
               ----                         -------             ----------------
      W. Guy McKenzie Family             P.O. Box 2100            7.04% Class C
         Partnership, LTD.           Tallahassee, FL 32316
     Attn: Thomas P. Panebianco
          Acnt# 75k-07003
              FC# 3030
     McKenzie Tank Lines, Inc.           P.O. Box 1200            5.73% Class C
    Attn: Robert G. Landuss Jr.      Tallahassee, FL 32302
        Sam Nick Savas TTEE          3211 S Ocean Blvd #601      10.54% Class D
          U/A Dtd 12/15/95                 Villa Mare
      By Sam Nick Savesa Acnt#
             731-59429
              FC# 2557
        Bernice Seaman TTEE              P.O. Box 2225            5.72% Class D
         Irvin Seaman TTEE
         U/A Dtd 09/11/1997
       By Bernice Seaman TTEE
            Revoc. Trust
          Acnt# 77N-15E93
              FC# 3452

                             FINANCIAL STATEMENTS

  The Fund's audited financial statements are incorporated in this Statement of Additional Information by reference to its 1999 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 456-4587 ext. 789 between 8:00 a.m. and 8:00 p.m. on any business day.

                   [This page intentionally left blank]

                                  APPENDIX I

                   ECONOMIC AND OTHER CONDITIONS IN FLORIDA

  The following information is a brief summary of factors affecting the economy of the State of Florida (the "State") and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based upon one or more of the most recent publicly available offering statements relating to debt offerings of the State, however, it has not been updated. The Fund has not independently verified the information.

  In the early 1990s, the State's unemployment rate generally, tracked below that of the nation. Beginning in calendar year 1995, the State's unemployment rate has generally tracked below the national average. The State's unemployment rate is projected to be 4.2% in calendar year 1999 and 4.4% in calendar year 2000, while the nation's unemployment rate for those calendar years is projected to be 4.5% and 4.6%, respectively. (The projections set forth in this Appendix were obtained from a report, prepared by the Revenue and Economic Analysis Unit of the Executive Office of the Governor for the State of Florida, contained within a recent official statement, dated October 26, 1999 for a State of Florida debt offering ("State of Florida Report")).

  During calendar years 1992 through 1998, the State's per capita income is projected to have expanded approximately 29.0%, while the national per capita income increased by approximately 30.3%. The structure of Florida's income differs from that of the nation and the Southeast. Because Florida has a proportionally greater retirement age population, property income (dividends, interest, and rent) and transfer payments (social security and pension benefits, among other sources of income) are relatively more important sources of income. For example, Florida's employment income in calendar year 1998 represented 62.0% of total personal income, while the nation's share of total personal income in the form of wages and salaries and other labor benefits was 72.2%. Florida's income is dependent upon transfer payments controlled by the federal government.

  The State's strong population growth is one fundamental reason why its economy has typically performed better than the nation as a whole. In census year 1980, the State was ranked seventh among the 50 states with a population of 9.7 million people. The State has grown dramatically since then and as of April 1, 1998 ranked fourth with an estimated population of 15.0 million. Since census year 1990, the State's estimated average annual rate of population increase has been approximately 1.9% as compared to an approximately 1.0% for the nation as a whole. While annual growth in the State's population is expected to decline somewhat, it is expected to have grown by over 200,000 new residents per year throughout the 1990s.

  Tourism is one of the State's most important industries. An estimated 48.7 million people visited the State in calendar year 1998, according to the Florida Department of Commerce. Tourism arrivals are expected to increase by 2.0% in fiscal year 1998-99 and 1.7% the following fiscal year. In fiscal year 1998-99, tourist arrivals are projected to be approximately 49.7 million. In fiscal year 1999-2000, tourist arrivals are projected to reach 50.6 million. Florida tourism appears to be recovering from the effects of negative publicity regarding crime against tourists in the State. Factors such as "product maturity" of a Florida vacation package, higher prices, and more aggressive marketing by competing vacation destinations, could contribute to a tourism slowdown. The State's fiscal year begins July 1 and ends June 30.

  Florida's dependency on the highly cyclical construction and construction-related manufacturing sectors has declined. Total contract construction employment as a share of total non-farm employment was a little over 5.3% in 1998. Florida, nevertheless, has an important construction industry, with single and multi-family housing starts projected to reach a combined level of 144,000 in fiscal year 1998-99 and 143,000 in fiscal year 1999-2000. Multi-family starts have been slow to recover from the early 90's recession, but are showing stronger growth now and are expected to approximate 46,500 in fiscal year 1998-99 and 46,300 in fiscal year 1999-2000. Total construction expenditures in fiscal years 1998-99 and 1999-2000 are forecasted to increase 8.6% and 2.5% respectively. A driving force behind the State's construction industry is its rapid population growth. Net migration to the State is forecasted to slow, although the State's population is expected to have grown by over 200,000 persons per year during the 1990's.

  Financial operations of the State covering all receipts and expenditures are maintained through the use of four funds--the General Revenue Fund, Trust Funds, the Working Capital Fund, and the Budget Stabilization Fund. In fiscal year 1996-97, the State derived approximately 67% of its total direct revenues to these funds from State taxes and fees. Federal funds and other special revenues accounted for the remaining revenues. Major sources of tax revenues to the General Revenue Fund are the sales and use tax, corporate income tax, intangible personal property tax, beverage tax, and estate tax which amounted to 68%, 8%, 4%, 3% and 3%, respectively, of total General Revenue Funds available. State expenditures are categorized for budget and appropriation purposes by type of fund and spending unit, which are further subdivided by line item. In fiscal year 1996-97, expenditures from the General Revenue Fund for education, health and welfare, and public safety amounted to approximately 53%, 26% and 14%, respectively, of total General Revenues.

  The Sales and Use Tax is the greatest single source of tax receipts in the State. For fiscal year 1996-97, receipts from this source were $12,089 million, an increase of 5.5% from fiscal year 1995-96, although not all of these receipts are credited to the General Revenue Fund. The second largest source of State tax receipts is the Motor Fuel Tax. The collections from this source during the fiscal year 1996-97 were $2,012 million, although these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the General Revenue Fund. Alcoholic beverage tax revenues totalled $447.2 million for the State fiscal year 1996-97, an increase of $5.7 million from the previous fiscal year. The receipts of corporate income tax for the fiscal year 1996-97 were $1,362.3 million, an increase of 17.2% from fiscal year 1995-96. Documentary stamp tax collections totalled $844.2 million during fiscal year 1996-97, posting an 8.9% increase from the previous fiscal year. Gross receipt tax collections for fiscal year 1996-97 totalled $575.7 million, an increase of 6.0% over the previous fiscal year. The intangible personal property tax is a tax on stocks, bonds, notes, governmental leaseholds, certain limited partnership interests, mortgages and other obligations secured by liens on Florida realty, and other intangible personal property. Total collections from intangible personal property taxes were $952.4 million during fiscal year 1996-97, a 6.3% increase from the previous fiscal year. Recent reductions in the intangible personal property tax rate and expansions in the exclusions from that tax could reduce future revenues from that source. A significant portion of these tax proceeds are unavailable to the General Revenue Fund. The State's estate tax on resident decedents' estates is generally equal to the amount allowable as a credit against federal estate tax for state death taxes paid, and does not increase the estate's total federal estate tax liability. For fiscal year 1996-97, estate tax receipts were $546.9 million, an increase of 30% from the prior fiscal year. In fiscal year 1996-97 State operated lotteries produced gross revenues of $2.09 billion. State law requires allocating 50% of lottery revenues to prizes, at least 38% to public education, and no more than 12% to lottery administrative costs. In fiscal year 1996-97, education received approximately $792.3 million of these revenues.

  In addition to the foregoing information, the State of Florida Report contains the following General Revenue information for fiscal year 1997-1998 in tabular form.

                               State of Florida
                            Total General Revenues
                             Fiscal Years 1997-98
                           (in millions of dollars)

                                                                       1997-98
                                                                      ---------
                                                                       Actual
                                                                      ---------
General Revenue Fund:
  Sales Tax-GR....................................................... $11,828.7
  Beverage Tax & Licenses............................................     550.1
  Corporate Income Tax...............................................   1,395.7
  Documentary Stamp Tax..............................................     429.6
  Cigarette Tax......................................................     142.1
  Insurance Premium Tax..............................................     295.5
  Pari-Mutuels Tax...................................................      25.6
  Intangibles Tax....................................................     756.0
  Estate Tax.........................................................     595.0
  Interest Earnings..................................................     217.9
  Public Safety Licenses.............................................      61.2
  Medical & Hospital Fees............................................      99.8
  Motor Vehicle Charges..............................................      41.3
  Auto Title & Lien Fees.............................................      24.0
  Severance Taxes....................................................      35.4
  Service Charge.....................................................     383.8
  Other Taxes, Licenses & Fees.......................................     262.5
Less: Refunds........................................................    (204.6)
                                                                      ---------
Net General Revenue.................................................. $16,939.6
                                                                      =========

Executive Office of the Governor
Revenue and Economic Analysis
March 8, 1999

  Those tables also disclose that State Fuel Tax Trust Fund Revenues for fiscal year 1997-1998 were $1,175.7 million.

  For fiscal year 1998-99 the estimated General Revenue plus Working Capital and Budget Stabilization funds available total $19,481.8 million, a 5.2% increase over 1997-98. The $17,779.5 million in the Estimated Revenues component for the fiscal year 1998-99 total a 5.0% increase over the analogous figure in 1997-98. With combined General Revenue, Working Capital Fund and Budget Stabilization Fund appropriations at $18,222.0 million, unencumbered reserves at the end of 1998-99 are estimated at $1,360.7 million. For fiscal year 1999-2000, the estimated total of General Revenue plus Working Capital and Budget Stabilization funds available are $20,133.9 million, a 3.3% increase over the total estimated for fiscal year 1998-99. The $18,555.2 million in the Estimated Revenues component of the estimated 1999-2000 total represent a 4.4% increase over the analogous figure for fiscal year 1998-99.

  The State Constitution does not permit a state or local personal income tax. An amendment to the State Constitution by the electors of the State would be required in order to impose a personal income tax in the State.

  Property valuations for homestead property are subject to a growth cap. Growth in the just (market) value of property qualifying for the homestead exemption is limited to 3% or the change in the Consumer Price Index, whichever is less. If the property changes ownership or homestead status, it is to be re-valued at full just value on the next tax roll. Although the impact of the growth cap cannot be determined, it may have the effect of causing local government units in the State to rely more on non-ad valorem tax revenues to meet operating expenses and other requirements normally funded with ad valorem tax revenues.

  The State Constitution provides that State revenues collected for any fiscal year shall be limited to State revenues allowed under that provision for the prior fiscal year plus an adjustment for growth. Growth is defined as an amount equal to the average annual rate of growth in State personal income over the most recent twenty quarters times the State revenues allowed under that provision for the prior fiscal year. State revenues collected for any fiscal year in excess of this limitation are required to be transferred to the Budget Stabilization Fund until the fund reaches the maximum balance specified in Section 19(g) of Article III of the State Constitution, and thereafter is required to be refunded to taxpayers as provided by general law. The limitation on State revenues imposed by the amendment may be increased by the Legislature, by a two-thirds vote of each house.

  "State revenues" are defined as taxes, fees, licenses, and charges for services imposed by the Legislature on individuals, businesses, or agencies outside State government. However, the term "State revenues" does not include:
(i) revenues that are necessary to meet the requirements set forth in documents authorizing the issuance of Bonds by the State; (ii) revenues that are used to provide matching funds for the federal Medicaid program with the exception of the revenues used to support the Public Medical Assistance Trust Fund or its successor program and with the exception of State matching funds used to fund elective expansions made after July 1, 1994; (iii) proceeds from the State lottery returned as prizes; (iv) receipts of the Florida Hurricane Catastrophe Fund; (v) balances carried forward from prior fiscal years; (vi) taxes, licenses, fees and charges for services imposed by local, regional, or school district governing bodies; or (vii) revenue from taxes, licenses, fees and charges for services required to be imposed by any amendment or revision to the State Constitution after July 1, 1994.

  It should be noted that many of these provisions which were adopted by constitutional amendment in 1994, are ambiguous, and likely will not be clarified until State courts have ruled on their meanings. Further, it is uncertain how the Legislature will implement the provisions and whether such implementing legislation will itself be the subject of court interpretation.

  The Fund cannot predict the impact of these provisions on State finances. To the extent local governments traditionally receive revenues from the State which are subject to, and limited by, the future distribution of such State revenues may be adversely affected.

  Hurricanes continue to endanger the coastal and interior portions of Florida. Substantial damage resulted from tropical storms and hurricanes in the 1992, 1995, 1998 and 1999 hurricane seasons. The hurricane season runs from June 1 through November 30. The Fund cannot predict the economic impact, if any, of future hurricanes and storms.

  As of October 26, 1999 the State had a high bond rating of Aa2 from Moody's Investors Service, Inc., AA+ from Standard & Poor's and AA from Fitch IBCA, Inc. on all of its general obligation bonds. Outstanding general obligation bonds at June 30, 1998 totalled almost $8.7 billion and were issued to finance capital outlay for educational projects of both local school districts, community colleges and state universities, environmental protection and highway construction. The State has issued over $787 million of general obligation bonds since July 1, 1998.

  In May 1999, as supplemented in June 1999, the Florida Auditor General notified the Governor's Office that it identified, as of September 30, 1997, forty local government entities as meeting one or more of the financial emergency conditions prescribed by State statute. The Auditor General's notification indicated that ten of those local government entities (including the city of Miami) were on September 30, 1997 in a state of financial emergency. Stating that a statutorily defined financial emergency is not necessarily indicative of a local governmental entity's solvency or ability to pay its current financial obligations, the Auditor General's notification indicated that the remaining thirty local government entities were not facing a true financial crisis and/or the financial emergency was due to accounting practices. For these purposes, a state of emergency is considered two consecutive years of budget deficits. Municipalities or special districts that may be in a state of financial emergency are those that the Auditor General was unable to conclude had sufficient revenues to cover their deficits. The operations of all these entities mentioned in the Auditor General's notification may be adversely affected by their financial condition.

                                  APPENDIX II

                          RATINGS OF MUNICIPAL BONDS

Description of Moody's Investors Service, Inc.'s ("Moody's") Long-Term Debt Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

  Short Term Notes: The three ratings of Moody's for short-term notes are MIG 1/VMIG 1, MIG 2/VMIG 2 and MIG 3/VMIG 3; MIG 1/VMIG 1 denotes "best quality strong protection from established cash flows"; MIG 2/VMIG 2 denotes "high quality" with "ample margins of protection"; MIG 3/VMIG 3 instruments are of "favorable quality but lacking the undeniable strength of the preceding grades."

Description of Moody's Commercial Paper Ratings

  Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor's, a Division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), Municipal Debt Ratings

  A Standard & Poor's municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

  The debt rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on circumstances.

  The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of payment--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.   Nature of and provisions of the obligation;

III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to meet its financial commitment on the obligation is extremely strong.

AA Debt rated "AA" differs from the highest rated issues only in small degree. The Obligor's capacity to meet its financial commitment on the obligation is very strong.

A Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB   Debt rated "BB," "B," "CCC," "CC" and "C" are regarded as having
B    significant speculativej characteristics. "BB" indicates the least degree
CCC  of speculation and "C" the highest degree of speculation. While such debt
CC   will likely have some quality and protective characteristics, these may
C be outweighed by large uncertainties or major risk exposures to adverse conditions.

D Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

  Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor's Commercial Paper Ratings

  A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest-quality obligations to "D" for the lowest. These categories are as follows:

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired unless Standard & Poor's believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

  A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

  --Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

  --Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

  Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

c The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment- grade level and/or the issuer's bonds are deemed taxable.

p The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

* Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options, and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

Description of Fitch IBCA, Inc.'s ("Fitch") Investment Grade Bond Ratings

  Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

  The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

  Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

  Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

  Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

  Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information.

Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory-credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR        Indicates that Fitch does not rate the specific issue.

Conditional  A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended  A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn  A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FitchAlert   Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

  Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

Description of Fitch's Speculative Grade Bond Ratings

  Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

  The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

  Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C    Bonds are in imminent default in payment of interest or principal.

DDD  Bonds are in default on interest and/or principal payments. Such bonds
DD   are extremely speculative and should be valued on the basis of their
D ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

  Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

Description of Fitch's Short-Term Ratings

  Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

  The short-term ratings places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

  Fitch short-term ratings are as follows:

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.

LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

                   [This page intentionally left blank]

Code # 13905-11-99

                           PART C. OTHER INFORMATION

Item 23. Exhibits

 Exhibit
 Number  Description
 ------- -----------
  1(a)   --Declaration of Trust of the Registrant, dated August 2, 1985.(a)
   (b)   --Amendment to Declaration of Trust, dated September 18, 1987.(a)
   (c)   --Amendment to Declaration of Trust, dated December 21, 1987.(a)
   (d)   --Amendment to Declaration of Trust, dated October 3, 1988.(a)
   (e)   --Amendment to Declaration of Trust, dated October 17, 1994 and instrument establishing Class C and Class D shares of beneficial interest.(a)
   (f)   --Instrument establishing Merrill Lynch Florida Municipal Bond Fund
          (the "Fund") as a series of the Registrant.(a)
   (g)   --Instrument establishing Class A and Class B shares of beneficial interest of the Fund.(a)
  2      --By-Laws of the Registrant.(a)
  3      --Portions of the Declaration of Trust, Certificate of Establishment
          and Designation and By-Laws of the Registrant defining the rights of holders of the Fund as a series of the Registrant.(b)
  4(a)   --Form of Management Agreement between the Registrant and Fund Asset
          Management, L.P.(a)
   (b)   --Supplement to Management Agreement between Registrant and Fund Asset
          Management, L.P.(e)
  5(a)   --Form of Revised Class A Distribution Agreement between the
          Registrant and Merrill Lynch Funds Distributor, Inc. (now known as
          Princeton Funds Distributor, Inc.) (the "Distributor") (including
          Form of Selected Dealers Agreement).(e)
   (b)   --Form of Class B Distribution Agreement between the Registrant and the Distributor (including Form of Selected Dealers Agreement).(a)
   (c)   --Form of Class C Distribution Agreement between the Registrant and the Distributor (including Form of Selected Dealers Agreement).(e)
   (d)   --Form of Class D Distribution Agreement between the Registrant and the Distributor (including Form of Selected Dealers Agreement).(e)
   (e)   --Letter Agreement between the Fund and the Distributor, dated
          September 15, 1993, in connection with the Merrill Lynch Mutual Fund
          Advisor Program.(c)
  6      --None.
  7      --Form of Custody Agreement between the Registrant and State Street
          Bank and Trust Company.(d)
  8      --Form of Transfer Agency, Dividend Disbursing Agency and Shareholder
          Servicing Agency Agreement between the Registrant and Merrill Lynch
          Financial Data Services, Inc. (now known as Financial Data Services,
          Inc.)(f)
  9      --Opinion of Brown & Wood LLP, counsel for the Registrant.(h)
 10      --Consent of Deloitte & Touche LLP, independent auditors for the
          Registrant.
 11      --None.
 12      --Certificate of Fund Asset Management, L.P.(a)
 13(a)   --Amended and Restated Class B Distribution Plan of the Registrant and
          Amended and Restated Class B Distribution Plan Sub-Agreement.(c)
   (b)   --Form of Class C Distribution Plan of the Registrant and Class C
          Distribution Plan Sub-Agreement.(e)
   (c)   --Form of Class D Distribution Plan of the Registrant and Class D
          Distribution Plan Sub-Agreement.(e)
 14      --Merrill Lynch Select PricingSM System Plan pursuant to Rule 18f-
          3.(g)

----------
(a) Filed on November 1, 1995 as an Exhibit to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 33-39555) under the Securities Act of 1933, as amended, relating to shares of the Fund (the "Registration Statement").
(b) Reference is made to Article II, Section 2.3 and Articles V, VI, VIII, IX, X and XI of the Registrant's Declaration of Trust, as amended, filed as Exhibits 1(a), 1(b), 1(c), 1(d) and 1(e) with Post-Effective Amendment No. 5 to the Registration Statement; to the Certificates of Establishment and Designation establishing the Fund as a series of the Registrant and establishing Class A and Class B shares of beneficial interest of the Fund, filed as Exhibits 1(f) and 1(g), respectively, with Post-Effective Amendment No. 5 to the Registration Statement; and to Articles I, V and VI of the Registrant's By-Laws, filed as Exhibit 2 with Post-Effective Amendment No. 5 to the Registration Statement.
(c) Filed on November 24, 1993 as an Exhibit to Post-Effective Amendment No. 3 to the Registration Statement.
(d) Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, filed on October 14, 1994, relating to shares of Merrill Lynch Minnesota Municipal Bond Fund series of the Registrant (File No. 33-44734).
(e) Filed on October 18, 1994 as an Exhibit to Post-Effective Amendment No. 4 to the Registration Statement.
(f) Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, filed on October 20, 1995, relating to shares of Merrill Lynch Arizona Municipal Bond Fund series of the Registrant (File No. 33-41311).
(g) Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, relating to shares of Merrill Lynch New York Municipal Bond Fund series of Merrill Lynch Multi-State Municipal Series Trust (File No. 2-99473), filed on January 25, 1996.

(h) Filed on April 25, 1991 as an Exhibit to Pre-Effective Amendment No. 1 to the Registration Statement. Re-filed on September 30, 1999 as an Exhibit to Post-Effective Amendment No. 9 pursuant to Electronic Data Gathering and Retrieval (EDGAR) requirements.

Item 24. Persons Controlled by or Under Common Control with Registrant

  The Registrant is not controlled by or under common control with any other person.

Item 25. Indemnification

  Section 5.3 of the Registrant's Declaration of Trust provides as follows:

  "The Trust shall indemnify each of its Trustees, officers, employees and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any Person under these provisions shall not exclude any other right to which he or she may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he or she may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification."

  Insofar as the conditional advancing of indemnification moneys for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount which it is ultimately determined that he or she is entitled to receive from the Registrant by reason of indemnification; and
(iii)(a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts that the recipient of the advance ultimately will be found entitled to indemnification.

  In Section 9 of the Class A, Class B, Class C and Class D Shares Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended ("1933 Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

  Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

  Fund Asset Management, L.P. (the "Manager" or "FAM") acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund II, Inc., MuniHoldings California Insured Fund III, Inc., MuniHoldings California Insured Fund IV, Inc., MuniHoldings California Insured Fund V, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund II, MuniHoldings Florida Insured Fund III, MuniHoldings Florida Insured Fund IV, MuniHoldings Florida Insured Fund V, MuniHoldings Insured Fund, Inc., MuniHoldings Insured Fund II, Inc., MuniHoldings Insured Fund III, Inc., MuniHoldings Insured Fund IV, Inc., MuniHoldings Michigan Insured Fund, Inc., MuniHoldings Michigan Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New Jersey Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund III, Inc., MuniHoldings New Jersey Insured Fund IV, Inc., MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniHoldings New York Insured Fund II, Inc., MuniHoldings New York Insured Fund III, Inc., MuniHoldings New York Insured Fund IV, Inc., MuniHoldings Pennsylvania Insured Fund, MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc. and Worldwide DollarVest Fund, Inc.

  Merrill Lynch Asset Management, L.P. ("MLAM"), an affiliate of the Manager, acts as the investment adviser for the following open-end registered investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Index Funds, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc. and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

  The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of the Manager, MLAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. ("Princeton Administrators") is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Princeton Funds Distributor, Inc., ("PFD") and of Merrill Lynch Funds Distributor ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281-1201. The address of the Fund's transfer agent, Financial Data Services, Inc. ("FDS"), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

  Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since August 1, 1997 for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Glenn is President and Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies described in the first two paragraphs of this Item 26, and Messrs. Doll, Giordano, and Monagle are officers of one or more of such companies.

                         Position(s) with            Other Substantial Business,
Name                     the Manager             Profession, Vocation or Employment
----                     ----------------        ----------------------------------
ML & Co. ............... Limited Partner     Financial Services Holding Company; Limited
                                             Partner of MLAM
Princeton Services...... General Partner     General Partner of MLAM
Jeffrey M. Peek......... President           President of MLAM; President and Director
                                             of Princeton Services; Executive Vice
                                             President of ML & Co.; Managing Director
                                             and Co-Head of the Investment Banking
                                             Division of Merrill Lynch in 1997
Terry K. Glenn.......... Executive Vice      Executive Vice President of MLAM; Executive
                         President           Vice President and Director of Princeton
                                             Services; President and Director of PFD;
                                             Director of FDS; President of Princeton
                                             Administrators

                          Position(s) with            Other Substantial Business,
Name                      the Manager             Profession, Vocation or Employment
----                      ----------------        ----------------------------------
Gregory A. Bundy........  Chief Operating     Chief Operating Officer and Managing
                          Officer and         Director of MLAM; Chief Operating Officer
                          Managing Director   and Managing Director of Princeton
                                              Services; Co-CEO of Merrill Lynch Australia
                                              from 1997 to 1999

Donald C. Burke.........  Senior Vice         Senior Vice President, Treasurer and
                          President and       Director of Taxation of MLAM; Senior Vice
                          Treasurer           President and Treasurer of Princeton
                                              Services; Vice President of PFD; First Vice
                                              President of MLAM from 1997 to 1999; Vice
                                              President of MLAM from 1990 to 1997

Michael G. Clark........  Senior Vice         Senior Vice President of MLAM; Senior Vice
                          President           President of Princeton Services; Treasurer
                                              and Director of PFD; First Vice President
                                              of MLAM from 1997 to 1999; Vice President
                                              of MLAM from 1996 to 1997

Robert C. Doll..........  Senior Vice         Senior Vice President of MLAM; Senior Vice
                          President           President of Princeton Services; Chief
                                              Investment Officer of Oppenheimer Funds,
                                              Inc. in 1999 and Executive Vice President
                                              thereof from 1991 to 1999

Linda L. Federici.......  Senior Vice         Senior Vice President of MLAM; Senior Vice
                          President           President of Princeton Services

Vincent R. Giordano.....  Senior Vice         Senior Vice President of MLAM; Senior Vice
                          President           President of Princeton Services

Michael J. Hennewinkel..  Senior Vice         Senior Vice President, Secretary and
                          President,          General Counsel of MLAM; Senior Vice
                          Secretary and       President of Princeton Services
                          General Counsel

Philip L. Kirstein......  Senior Vice         Senior Vice President of MLAM; Senior Vice
                          President           President, Secretary, General Counsel and
                                              Director of Princeton Services

Debra W. Landsman-        Senior Vice         Senior Vice President of MLAM; Senior Vice
 Yaros..................  President           President of Princeton Services; Vice
                                              President of PFDS

Stephen M. M. Miller....  Senior Vice         Executive Vice President of Princeton
                          President           Administrators; Senior Vice President of
                                              Princeton Services

Joseph T. Monagle,        Senior Vice         Senior Vice President of MLAM; Senior Vice
 Jr. ...................  President           President of Princeton Services

Brian A. Murdock........  Senior Vice         Senior Vice President of MLAM; Senior Vice
                          President           President of Princeton Services

Gregory D. Upah.........  Senior Vice         Senior Vice President of MLAM; Senior Vice
                          President           President of Princeton Services

Item 27. Principal Underwriters

  (a) MLFD, a division of PFD, acts as the principal underwriter for the Registrant and for each of the open-end registered investment companies referred to in the first two paragraphs of Item 26 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc. The Municipal Fund Accumulation Program, Inc. MLFD also acts as the principal underwriter for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc. A separate division of PFD acts as the principal underwriter of a number of other investment companies.

  (b) Set forth below is information concerning each director and officer of PFD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081, except that the address of Messrs. Breen, Crook, Fatseas and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

                         Position(s) and Office(s) Position(s) and Office(s) with
Name                             with PFD                    Registrant
----                     ------------------------- ------------------------------
Terry K. Glenn..........  President and Director    President and Trustee

Michael G. Clark........  Treasurer and Director    None

Thomas J. Verage........  Director                  None

Robert W. Crook.........  Senior Vice President     None

Michael J. Brady........  Vice President            None

William M. Breen........  Vice President            None

Donald C. Burke.........  Vice President            Vice President and Treasurer

James T. Fatseas........  Vice President            None

Debra W. Landsman-
 Yaros..................  Vice President            None

Michelle T. Lau.........  Vice President            None

Salvatore Venezia.......  Vice President            None

William Wasel...........  Vice President            None

Robert Harris...........  Secretary                 None

  (c) Not applicable.

Item 28. Location of Accounts and Records

  All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its transfer agent, Financial Data Services, Inc. (4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484).

Item 29. Management Services

  Other than as set forth under the caption "Management of the Fund -- Fund Asset Management" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Trust -- Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30. Undertakings.

  Not applicable.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act and the Investment Company Act the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the Township of Plainsboro, and the State of New Jersey, on the 30th day of November, 1999.

                                      Merrill Lynch Multi-State
                                       Municipal Series Trust
                                                    (Registrant)

                                                 /s/ Donald C. Burke
                                      By: _____________________________________
                                        (Donald C. Burke, Vice President and
                                                     Treasurer)

  Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

              Signature                          Title                   Date
              ---------                          -----                   ----

         Terry K. Glenn*               President and Trustee
______________________________________  (Principal Executive
           (Terry K. Glenn)             Officer)


       /s/ Donald C. Burke             Vice President and          November 30, 1999
______________________________________  Treasurer
          (Donald C. Burke)             (Principal Financial and
                                        Accounting Officer)

        James H. Bodurtha*             Trustee
______________________________________
         (James H. Bodurtha)

        Herbert I. London*             Trustee
______________________________________
         (Herbert I. London)

        Robert R. Martin*              Trustee
______________________________________
          (Robert R. Martin)

          Joseph L. May*               Trustee
______________________________________
           (Joseph L. May)

         Andre F. Perold*              Trustee
______________________________________
          (Andre F. Perold)

          Arthur Zeikel*               Trustee
______________________________________
           (Arthur Zeikel)



       /s/ Donald C. Burke                                         November 30, 1999
*By: _________________________________
 (Donald C. Burke, Attorney-in-Fact)

                               POWER OF ATTORNEY

  The undersigned Directors/Trustees and officers of each of the registered investment companies listed below hereby authorize Terry K. Glenn, Donald C. Burke and Joseph T. Monagle, Jr., or any of them, as attorney-in-fact, to sign on his or her behalf in the capacities indicated any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Securities and Exchange Commission: Merrill Lynch California Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Convertible Fund, Inc., Merrill Lynch Consults International Portfolio, Merrill Lynch Growth Fund, Merrill Lynch World Income Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings California Insured Fund II, Inc., MuniHoldings Florida Insured Fund III, MuniHoldings Michigan Insured Fund, Inc., MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund II, Inc., MuniHoldings New York Insured Fund III, Inc., MuniHoldings Pennsylvania Insured Fund, MuniVest Pennsylvania Insured Fund, MuniYield Fund, Inc., MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Michigan Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Quality Fund, Inc. and MuniYield Quality Fund II, Inc.

Dated: April 7, 1999




                /s/ Terry K. Glenn                                              /s/ Joseph L. May
_______________________________________________________           _______________________________________________________
                    Terry K. Glenn                                                 Joseph L. May
(President/Principal Executive Officer/Director/Trustee)                         (Director/Trustee)



                /s/ James H. Bodurtha                                           /s/ Andre F. Perold
_______________________________________________________           _______________________________________________________
                 James H. Bodurtha                                                 Andre F. Perold
                (Director/Trustee)                                                (Director/Trustee)



                /s/ Herbert I. London                                           /s/ Arthur Zeikel
_______________________________________________________           _______________________________________________________
               Herbert I. London                                                    Arthur Zeikel
               (Director/Trustee)                                                 (Director/Trustee)



                /s/ Robert R. Martin                                            /s/ Donald C. Burke
_______________________________________________________            _______________________________________________________
               Robert R. Martin                                                     Donald C. Burke
              (Director/Trustee)                                            (Vice President/Treasurer/Principal
                                                                              Financial and Accounting Officer)




                                 EXHIBIT INDEX

 Exhibit
 Numbers  Description
 -------  -----------
  10      --Consent of Deloitte & Touche LLP, Independent Auditors for the
            Registrant